Keyport Variable Account I

Financial Statements as of and for the Year Ended December 31, 2025 and

Report of Independent Registered Public Accounting Firm

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2025

Page(s)

Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statement of Assets and Liabilities	3-4

Statement of Operations	5-7

Statements of Changes in Net Assets	8-11

Notes to the Financial Statements	12-18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and Contract Owners of Keyport Variable Account I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise Keyport Variable Account I (the Sub-Accounts), as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2025, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agents of the underlying mutual funds; when replies were not received from the transfer agents, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Delaware Life Insurance Company separate account investment companies since 2021.

Boston, Massachusetts

April 23, 2026

Appendix

Statement of assets and liabilities as of December 31, 2025, the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended.

Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75)

Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)

Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37)

Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72)

Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151)

Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69)

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2025

		Assets
	Shares	Cost	Investments at Fair Value	Dividend Receivable	Total Assets	Net Assets
Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75)	1,767,042	$1,767,042	$1,767,042	$164	$1,767,206	$1,767,206
Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25)	5,962	132,276	312,774	—	312,774	312,774
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)	44,966	483,494	2,556,793	—	2,556,793	2,556,793
Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37)	3,579	45,614	64,029	—	64,029	64,029
Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72)	50,536	721,792	757,033	—	757,033	757,033
Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151)	116,729	483,309	442,404	—	442,404	442,404
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69)	3,238	33,403	30,307	—	30,307	30,307

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2025

	Variable Life Contracts
	Units	Net Assets
C75	158,061	$1,767,206
C25	9,366	312,774
C59	36,964	2,556,793
C37	2,971	64,029
C72	2,717	757,033
151	9,513	442,404
C69	2,530	30,307

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

	C75	C25	C59
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$69,610	$—	$—
Expenses:
Mortality and expense risk charges	(10,689)	(1,755)	(13,956)

Net investment income (loss)	58,921	(1,755)	(13,956)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	19,205	75,290
Realized gain distributions	—	—	—

Net realized gains (losses)	—	19,205	75,290

Net change in unrealized appreciation (depreciation)	—	24,827	282,674
Net realized and change in unrealized gains (losses)	—	44,032	357,964

Net increase (decrease) in net assets from operations	$58,921	$42,277	$344,008

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2025

	C37	C72	151
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,083	$—	$19,855
Expenses:
Mortality and expense risk charges	(342)	(4,366)	(2,611)

Net investment income (loss)	741	(4,366)	17,244

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	401	1,644	(5,534)
Realized gain distributions	—	95,731	—

Net realized gains (losses)	401	97,375	(5,534)

Net change in unrealized appreciation (depreciation)	16,674	56,655	16,434
Net realized and change in unrealized gains (losses)	17,075	154,030	10,900

Net increase (decrease) in net assets from operations	$17,816	$149,664	$28,144

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2025

C69
Sub-Account
Income:
Dividend income	$658
Expenses:
Mortality and expense risk charges	(176)

Net investment income (loss)	482

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(93)
Realized gain distributions	—

Net realized gains (losses)	(93)

Net change in unrealized appreciation (depreciation)	2,010
Net realized and change in unrealized gains (losses)	1,917

Net increase (decrease) in net assets from operations	$2,399

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	C75 Sub-Account		C25 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
Operations:
Net investment income (loss)	$58,921	$75,576	$(1,755)	$(1,730)
Net realized gains (losses)	—	—	19,205	29,305
Net change in unrealized appreciation (depreciation)	—	—	24,827	11,457

Increase (decrease) from operations	58,921	75,576	42,277	39,032

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,463	6,246	479	577
Transfers between Sub-Accounts (including the Fixed Account), net	(11)	1,875	(1)	(209)
Withdrawals, surrenders, and contract charges	(71,634)	(75,147)	(26,107)	(44,077)

Net increase (decrease) from contract owner transactions	(67,182)	(67,026)	(25,629)	(43,709)

Total increase (decrease) in net assets	(8,261)	8,550	16,648	(4,677)
Net assets at beginning of year	1,775,467	1,766,917	296,126	300,803

Net assets at end of year	$1,767,206	$1,775,467	$312,774	$296,126

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	C59 Sub-Account		C37 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(13,956)	$(12,502)	$741	$1,860
Net realized gains (losses)	75,290	96,107	401	30
Net change in unrealized appreciation (depreciation)	282,674	457,229	16,674	(490)

Increase (decrease) from operations	344,008	540,834	17,816	1,400

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,182	6,324	14	28
Transfers between Sub-Accounts (including the Fixed Account), net	(145)	328	(3)	(3)
Withdrawals, surrenders, and contract charges	(79,181)	(110,983)	(2,197)	(2,158)

Net increase (decrease) from contract owner transactions	(73,144)	(104,331)	(2,186)	(2,133)

Total increase (decrease) in net assets	270,864	436,503	15,630	(733)
Net assets at beginning of year	2,285,929	1,849,426	48,399	49,132

Net assets at end of year	$2,556,793	$2,285,929	$64,029	$48,399

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	C72 Sub-Account		151 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(4,366)	$11,139	$17,244	$16,841
Net realized gains (losses)	97,375	(11,442)	(5,534)	(4,264)
Net change in unrealized appreciation (depreciation)	56,655	135,589	16,434	4,630

Increase (decrease) from operations	149,664	135,286	28,144	17,207

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,823	1,919	633	697
Transfers between Sub-Accounts (including the Fixed Account), net	(647)	(612)	(188)	1,764
Withdrawals, surrenders, and contract charges	(101,958)	(30,826)	(21,170)	(13,064)

Net increase (decrease) from contract owner transactions	(100,782)	(29,519)	(20,725)	(10,603)

Total increase (decrease) in net assets	48,882	105,767	7,419	6,604
Net assets at beginning of year	708,151	602,384	434,985	428,381

Net assets at end of year	$757,033	$708,151	$442,404	$434,985

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	C69 Sub-Account
	December 31,	December 31,
	2025	2024
Operations:
Net investment income (loss)	$482	$773
Net realized gains (losses)	(93)	(104)
Net change in unrealized appreciation (depreciation)	2,010	(399)

Increase (decrease) from operations	2,399	270

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	65	67
Transfers between Sub-Accounts (including the Fixed Account), net	(4)	(4)
Withdrawals, surrenders, and contract charges	(478)	(452)

Net increase (decrease) from contract owner transactions	(417)	(389)

Total increase (decrease) in net assets	1,982	(119)
Net assets at beginning of year	28,325	28,444

Net assets at end of year	$30,307	$28,325

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2025

1. BUSINESS AND ORGANIZATION

Keyport Variable Account I (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”) and was established as a funding vehicle to receive and invest premium payments under variable life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes, closed, merged into another Sub-Account or commenced operations during the current year.

There were no Sub-Accounts held by the contract owners of the Variable Account with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2025. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals and Surrender

The contract owner may surrender the contract and receive the contract cash surrender value at any time while the insured is living and the contract is in force. The cash surrender value will vary in accordance with investment performance of the Sub-Accounts and is equal to the contact account value less any contract loan and any applicable surrender charge.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary, a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurement of investments. Actual results could vary from the amounts derived from the Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2025 through the date the financial statements are issued, noting that there are no subsequent events requiring accounting adjustments or disclosure.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2025

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“Topic 820”), establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2025, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2025. There were no transfers between levels during the year ended December 31, 2025.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the Variable Account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. The deduction is at an effective annual rate of 0.60% of average daily assets in the Variable Account. These charges are reflected in the Statement of Operations.

Cost of Insurance

The cost of insurance charges are deducted monthly from the Variable Account and varies based on age, sex, and rating class. In general, the cost of insurance charge increases as the insured ages. These charges are reflected in the “Withdrawals, surrenders, and contract charges” line on the Statements of Changes in Net Assets.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2025

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 were as follows:

	Purchases	Sales
C75	$70,892	$79,112
C25	159	27,543
C59	1,356	88,456
C37	1,085	2,530
C72	96,135	105,552
151	19,996	23,477
C69	696	631

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2025 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
C75	3,018	9,084	(6,066)
C25	6	851	(845)
C59	46	1,234	(1,188)
C37	—	115	(115)
C72	296	653	(357)
151	7	472	(465)
C69	3	39	(36)

The changes in units outstanding for the year ended December 31, 2024 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
C75	211,908	218,252	(6,344)
C25	6,297	7,985	(1,688)
C59	13,697	15,838	(2,141)
C37	1,383	1,519	(136)
C72	950	1,102	(152)
151	3,595	3,843	(248)
C69	4,083	4,119	(36)

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2025

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

9. SEGMENT REPORTING

The Variable Account derives revenues from certain variable life insurance products sold by the Sponsor. The Sponsor has identified its Chief Product Officer as the chief operating decision maker for overseeing the Variable Account’s variable life insurance products and the performance of the Funds to evaluate the results of the business and make operational decisions. The Variable Account’s products constitute a single operating segment and therefore, a single reportable segment. The Variable Account is structured with a limited purpose by design and its sole purpose is to record and report the Funds’ activities and performance. Investment performance of the Funds may vary based on the Fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein. Refer to the Variable Account’s Statement of Operations for segment expenses for the year ended December 31, 2025 and the Statement of Assets and Liabilities for segment assets at December 31, 2025.

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2025

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value	Net Assets	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
C75
2025	158,061	$11.1805	$1,767,206	3.90%	0.60%	3.35%
2024	164,127	10.8177	1,775,467	4.88	0.60	4.37
2023	170,471	10.3649	1,766,917	4.61	0.60	4.10
2022	197,118	9.9564	1,962,551	1.16	0.60	0.60
2021	214,475	9.8966	2,122,572	0.02	0.60	(0.58)
C25
2025	9,366	33.3929	312,774	—	0.60	15.14
2024	10,211	29.0019	296,126	—	0.60	14.72
2023	11,899	25.2798	300,803	—	0.60	4.46
2022	13,247	24.1997	320,557	—	0.60	(1.70)
2021	13,390	24.6185	329,649	—	0.60	25.41
C59
2025	36,964	69.1698	2,556,793	—	0.60	15.44
2024	38,152	59.9168	2,285,929	—	0.60	30.54
2023	40,293	45.8989	1,849,426	—	0.60	42.31
2022	41,448	32.2519	1,336,751	—	0.60	(31.79)
2021	45,246	47.2851	2,139,465	—	0.60	27.96
C37
2025	2,971	21.5535	64,029	1.89	0.60	37.44
2024	3,086	15.6821	48,399	4.34	0.60	2.83
2023	3,222	15.2510	49,132	1.92	0.60	14.95
2022	3,385	13.2671	44,910	0.83	0.60	(15.19)
2021	3,484	15.6425	54,499	1.30	0.60	9.30
C72
2025	2,717	278.6313	757,033	—	0.60	20.96
2024	3,074	230.3485	708,151	2.30	0.60	23.37
2023	3,226	186.7208	602,384	—	0.60	25.88
2022	3,472	148.3353	515,057	—	0.60	(36.15)
2021	3,551	232.3157	825,051	—	0.60	(3.48)

KEYPORT VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2025

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value	Net Assets	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
151
2025	9,513	$46.5067	$442,404	4.55%	0.60%	6.68%
2024	9,978	43.5946	434,985	4.50	0.60	4.07
2023	10,226	41.8899	428,381	3.65	0.60	9.02
2022	10,556	38.4239	405,594	3.01	0.60	(11.90)
2021	11,444	43.6125	499,121	5.07	0.60	1.48
C69
2025	2,530	11.9790	30,307	2.24	0.60	8.54
2024	2,566	11.0368	28,325	3.33	0.60	0.96
2023	2,602	10.9319	28,444	2.39	0.60	5.07
2022	4,541	10.4044	47,242	2.13	0.60	(14.65)
2021	4,922	12.1903	60,006	1.98	0.60	(1.54)

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting exclusively of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2025 and 2024 and for the Years Ended

December 31, 2025, 2024 and 2023

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company:

Opinions

We have audited the financial statements of Delaware Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025 in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Emphasis of Matter

As discussed in Note 2 to the financial statements, certain 2024 related party investment disclosures have been restated due to an error correction. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

June 26, 2026

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

AS OF DECEMBER 31, 2025 AND 2024 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

Admitted Assets	2025	2024
General Account assets:
Bonds	$31,589,712	$22,182,484
Preferred stocks	799,030	729,639
Common stocks	254,821	196,204
Mortgage loans	2,874,148	2,191,508
Real estate	319,806	175,974
Contract loans	310,966	320,642
Derivatives	653,301	749,791
Other invested assets	1,601,745	1,589,384
Mortgage escrow funds	30,371	20,944
Receivables for securities	168,672	69,394
Cash, cash equivalents and short-term investments	5,280,051	4,193,943

Total cash and invested assets	43,882,623	32,419,907
Accrued investment income	828,809	609,241
Amounts recoverable from reinsurers	5,951	7,382
Other amounts receivable under affiliated and non-affiliated reinsurance contracts	38,196	14,374
Other amounts receivable under affiliated variable annuity reinsurance contracts	99,982	16,639
Current federal and foreign income tax recoverable	—	22,395
Net deferred tax asset	437,203	286,009
Receivables from parent, subsidiaries and affiliates	347,337	23,951
Admitted disallowed interest maintenance reserve	240,474	169,590
Other assets	22,618	29,204

Total General Account assets	45,903,193	33,598,692
Separate Account assets	18,796,915	17,827,382

Total admitted assets	$64,700,108	$51,426,074

(continued)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

AS OF DECEMBER 31, 2025 AND 2024 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

Liabilities and Capital and Surplus	2025	2024
General Account liabilities:
Aggregate reserve for life and annuity contracts	$33,626,374	$25,495,837
Liability for deposit-type contracts	5,927,920	2,708,109
Contract claims	24,937	33,045
Other amounts payable on reinsurance	4,930	16,910
Asset valuation reserve	472,987	396,327
Funds held under coinsurance	64,483	46,855
Commissions to agents due or accrued	13,394	26,501
General expenses due or accrued	24,824	32,520
Transfers from Separate Accounts due or (accrued), net	(65,470)	(227,625)
Borrowed money	—	50,000
Payable for securities	345,178	256,444
Payable to parent, subsidiaries, and affiliates	145,236	117,377
Derivatives	527,503	586,128
Current federal and foreign income taxes	35,159	—
Remittances and items not allocated	48,472	44,827
Term repo lending payable	702,291	1,092,382
Reinsurance deposit liability	99,982	16,639
Other liabilities	66,513	40,432

Total General Account liabilities	42,064,713	30,732,708
Separate Account liabilities	18,796,914	17,827,380

Total liabilities	60,861,627	48,560,088
Capital and surplus:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437
Surplus notes	390,213	390,213
Gross paid in and contributed surplus	2,165,420	1,590,920
Unassigned funds	1,035,937	708,826
Special surplus funds	240,474	169,590

Total surplus	3,832,044	2,859,549

Total capital and surplus	3,838,481	2,865,986

Total liabilities, capital and surplus	$64,700,108	$51,426,074

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 (IN THOUSANDS)

	2025	2024	2023
Premiums and other revenues:
Premiums and annuity considerations	$11,260,384	$6,780,026	$5,446,325
Considerations for supplementary contracts with life contingencies	26,103	25,181	33,719
Net investment income	2,446,596	1,806,782	1,243,794
Commissions and expense allowances on reinsurance ceded	307,023	104,107	103,237
Reserve adjustments on reinsurance ceded	(1,087,769)	(1,056,598)	(964,497)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	301,889	323,541	312,625
Investment (expense) on reinsurance deposit asset/liability	(161,359)	(246,024)	(261,142)
Reinsurance experience refund	152,491	98,336	54,437
Assets transferred on coinsurance	—	(78,007)	(118,857)
Other income	36,345	68,995	62,955

Total premiums and other revenues	13,281,703	7,826,339	5,912,596
Benefits paid or provided:
Death benefits	211,957	117,302	131,919
Annuity benefits	555,359	405,361	381,780
Health benefits	—	—	51
Surrender benefits and withdrawals for life contracts	2,901,297	2,986,373	2,039,161
Interest and adjustments on contract or deposit-type contract funds	98,755	58,095	53,499
Payments on supplementary contracts with life contingencies	45,853	43,819	43,820
Increase in aggregate reserves for life and accident and health contracts	7,916,909	4,474,113	3,734,433

Total benefits paid or provided	11,730,130	8,085,063	6,384,663
Commissions on premiums, annuity considerations and deposit-type contract funds	531,611	207,423	115,453
Commissions and expense allowances on reinsurance assumed	1,962	120	116
General insurance expenses	396,315	347,816	296,678
Insurance taxes, licenses and fees, excluding federal income taxes	18,363	36,323	6,903
Net transfers to (from) Separate Accounts net of reinsurance	77,908	(1,123,912)	(983,184)
Investment income on funds held	(50,634)	(85,185)	(180,512)
Income under hedging program with affiliate	(130,598)	(102,082)	(49,423)
Deferred reinsurance gain	148,197	—	—
Other expenses	21	246	382

Total benefits and expenses	12,723,275	7,365,812	5,591,076
Gain from operations before federal income tax expense and net realized capital gains (losses)	558,428	460,527	321,520
Federal income tax expense, excluding tax on capital gains (losses)	253,659	197,724	183,751

Gain from operations before net realized capital gains (losses)	304,769	262,803	137,769
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(9,643)	(24,998)	7,207

Net income	$295,126	$237,805	$144,976

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 (IN THOUSANDS)

	Capital stock	Surplus notes	Gross paid- in and contributed surplus	Unassigned funds	Special surplus funds	Total
Balances at December 31, 2022	$6,437	$390,213	$1,475,920	$372,076	$—	$2,244,646
Net income	—	—	—	144,976	—	144,976
Change in net unrealized investment gains (losses), net of taxes	—	—	—	42,836	—	42,836
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	4,621	—	4,621
Change in net deferred income tax	—	—	—	141,057	—	141,057
Change in nonadmitted assets	—	—	—	(13,668)	—	(13,668)
Change in asset valuation reserve	—	—	—	(134,844)	—	(134,844)
Paid in capital	—	—	115,000	—	—	115,000
Prior period adjustment net of tax	—	—	—	3,780	—	3,780
Investment income on funds held - unrealized	—	—	—	7,939	—	7,939
Admitted disallowed interest maintenance reserve	—	—	—	(140,735)	140,735	—
Other capital changes	—	—	—	5,906	—	5,906

Balances at December 31, 2023	$6,437	$390,213	$1,590,920	$433,944	$140,735	$2,562,249
Net income	—	—	—	237,805	—	237,805
Change in net unrealized investment gains (losses), net of taxes	—	—	—	59,264	—	59,264
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	(3,837)	—	(3,837)
Change in net deferred income tax	—	—	—	115,459	—	115,459
Change in nonadmitted assets	—	—	—	902	—	902
Change in asset valuation reserve	—	—	—	(113,865)	—	(113,865)
Prior period adjustment net of tax	—	—	—	24,639	—	24,639
Investment expense on funds held - unrealized	—	—	—	(20,622)	—	(20,622)
Admitted disallowed interest maintenance reserve	—	—	—	(28,855)	28,855	—
Other capital changes	—	—	—	3,992	—	3,992

Balances at December 31, 2024	$6,437	$390,213	$1,590,920	$708,826	$169,590	$2,865,986
Net income	—	—	—	295,126	—	295,126
Change in net unrealized investment gains (losses), net of taxes	—	—	—	(146,053)	—	(146,053)
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	12,130	—	12,130
Change in net deferred income tax	—	—	—	148,139	—	148,139
Change in nonadmitted assets	—	—	—	(6,910)	—	(6,910)
Change in asset valuation reserve	—	—	—	(76,660)	—	(76,660)
Paid in capital	—	—	574,500	—	—	574,500
Investment income on funds held - unrealized	—	—	—	26,563	—	26,563
Admitted disallowed interest maintenance reserve	—	—	—	(70,884)	70,884	—
Deferred reinsurance gain	—	—	—	148,197	—	148,197
Other capital changes	—	—	—	(2,537)	—	(2,537)

Balances at December 31, 2025	$6,437	$390,213	$2,165,420	$1,035,937	$240,474	$3,838,481

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 (IN THOUSANDS)

	2025	2024	2023
Cash flow from operating activities:
Premiums and annuity considerations collected net of reinsurance	$11,847,677	$7,194,112	$5,753,440
Net investment income received	2,256,406	1,677,904	1,258,847
Miscellaneous income	356,641	316,561	377,825

Total receipts	14,460,724	9,188,577	7,390,112
Benefits and loss related payments	(5,047,789)	(4,866,174)	(3,729,563)
Net transfers from Separate Accounts	(71,624)	1,091,818	901,198
Commissions, expenses paid and aggregate write-ins for deductions	(1,022,030)	(302,682)	(361,428)
Federal and foreign income taxes paid	(193,222)	(298,530)	(108,685)

Total payments	(6,334,665)	(4,375,568)	(3,298,478)

Net cash provided by operating activities	8,126,059	4,813,009	4,091,634

Cash flow from investing activities:
Proceeds from investments sold, matured, repaid or received:
Bonds	4,559,086	4,104,515	877,630
Stocks	170,024	183,210	875,522
Mortgage loans	341,445	275,408	175,963
Other Invested Assets	681,347	76,656	139,135
Miscellaneous proceeds	2,474	296,658	129,189

Total investment proceeds	5,754,376	4,936,447	2,197,439
Cost of investments acquired:
Bonds	(14,002,531)	(8,292,195)	(4,861,590)
Stocks	(193,481)	(243,493)	(354,704)
Mortgage loans	(1,016,462)	(734,086)	(500,124)
Real Estate	(152,224)	(176,638)	—
Other Invested Assets	(428,275)	(131,811)	(345,015)
Miscellaneous applications	(549,743)	(354,734)	(190,874)

Total cost of investments acquired	(16,342,716)	(9,932,957)	(6,252,307)
Net decrease in contract loans and premium notes	9,637	31,377	1,731

Net cash used in investing activities	(10,578,703)	(4,965,133)	(4,053,137)

Cash flow from financing and miscellaneous activities:
Bilateral loan agreement with affiliate	(90,605)	36,000	175,000
Borrowed funds	(50,000)	50,000	—
Net deposits on deposit-type contracts and other liabilities	3,219,811	728,612	416,536
Capital and paid in surplus	400,000	—	115,000
Other cash provided (applied)	59,546	(328,318)	(26,936)

Net cash provided by financing and miscellaneous activities	3,538,752	486,294	679,600

Net change in cash, cash equivalents and short-term investments	1,086,108	334,170	718,097
Cash, cash equivalents, and short-term investments:
Beginning of year	4,193,943	3,859,773	3,141,676

End of year	$5,280,051	$4,193,943	$3,859,773

(continued)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023 (IN THOUSANDS)

Supplemental disclosures of noncash transactions:

	2025	2024	2023
Exchanges and transfers of invested assets	$339,672	$282,144	$707,035
Modified coinsurance reserve adjustment - net (including premium, miscellaneous income, and benefits)	1,087,619	1,056,598	964,497
Capitalized interest	27,534	41,713	29,255
Transfers resulting from revisions to SSAP No. 26	633,420	—	—
Transfer of invested assets from Non-Insulated Separate Account	369,498	—	—
Assets received on dissolution of subsidiary	3,784	—	—
Transfer of invested assets in settlement of coinsurance	—	118,673	—
Transfer of invested assets in settlement of funds held under reinsurance treaties with unauthorized reinsurers	—	115,949	—
Surplus note exchanges	—	—	84,801

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

1.	Organization

Delaware Life Insurance Company (the “Company”) is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of DLIC Sub-Holdings, LLC (“DLSH”), a Delaware limited liability company, and an indirect subsidiary of Group 1001 Insurance Holdings, LLC.

The Company is licensed to transact business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. The business of the Company includes the issuance, administration, and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, group life and disability insurance In 2025, the Company launched its pension risk transfer (“PRT”) and global reinsurance business lines.

In the normal course of business, the Company reinsures portions of its individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

2.	Summary of Significant Accounting Policies

Basis of Presentation - Accounting Practices

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware. The Company has no permitted or prescribed practices that differ from NAIC SAP.

There was no difference in the Company’s net income (loss) or capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024, and 2023.

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the differences between NAIC SAP and GAAP are not reasonably determinable and are presumed to be material. The primary differences between GAAP and NAIC SAP can be summarized as follows:

•

The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are eliminated with unrealized gains and losses reported directly in equity and realized gains and losses reported in income;

•	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Certain policy acquisition costs and sales inducements are deferred and amortized over the estimated life of the policies for GAAP rather than charged to operations as incurred;

•

Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest for GAAP rather than based on prescribed methodologies;

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

•

Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

•	Certain premiums for life and annuity contracts are recognized as deposits for GAAP rather than recorded as premiums in the period received;

•

Investments in wholly owned insurance subsidiaries, other entities under the control of the Company, and certain variable interest entities are consolidated in the Company’s financial statements under GAAP rather than being carried at the Company’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•

The carrying value of investments in subsidiaries is adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill (“SSAP No. 68”). Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Goodwill includes direct costs of an acquisition that are expensed under GAAP. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense;

•

For equity method investments under GAAP, investee earnings and losses are reported in income and dividends of undistributed earnings reduce the carrying value of the investment. Under NAIC SAP, investee earnings and losses are reported as a change in unrealized gain/loss in capital and surplus, while dividends of accumulated undistributed earnings are reported in investment income;

•

Bonds designated as available for sale and trading securities are reported at fair value for GAAP with unrealized gains and losses reported in equity and income, respectively, rather than at amortized cost (or lower of cost or market for bonds with an NAIC designation of 6);

•

An allowance for credit losses is established for available-for-sale securities under the current expected loss model under GAAP rather than being evaluated for other-than-temporary impairment (“OTTI”) with impairments recorded as a direct write-down of the security’s cost basis for NAIC SAP;

•

Equity/fund investments such as mutual funds and exchange traded funds are classified as equity securities and reported at fair value with changes in fair value reported in earnings under GAAP. Under NAIC SAP, certain equity/fund investments identified by the NAIC’s Securities Valuation Office (the “SVO”) qualify for special bond treatment and are reported using the systematic valuation method;

•

All equity securities, excluding equity method investments, are carried at fair value with changes in fair value reported in earnings for GAAP rather than as unrealized gains and losses in capital and surplus for NAIC SAP;

•	Real estate held for the production of income properties are stated at cost less accumulated depreciation and encumbrances;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

•

The statements of cash flow reconcile to changes in cash, cash equivalents, and restricted cash for GAAP. Under NAIC SAP, the Statutory Statements of Cash Flow reconcile to changes in cash, cash equivalents, and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash provided by operating activities is not required;

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

•

Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, changes in deferred taxes are direct adjustments to surplus and separately reported in the Statutory Statements of Changes in Capital and Surplus;

•	Money market funds are classified as short-term investments under GAAP and cash equivalents under NAIC SAP;

•

Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under NAIC SAP;

•

Contracts that contain an embedded derivative, including fixed index annuities (“FIAs”), are bifurcated from the host contract and accounted for separately under GAAP. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

•

Surplus notes designated as available for sale are reported at fair value for GAAP rather than at amortized cost for surplus notes with an NAIC designation of 1 or 2. Surplus notes with an NAIC designation of 3-6 are reported at the lower of amortized cost or fair value; and

•

The majority of derivatives are carried at fair value on both a GAAP and NAIC SAP basis. However, unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus under NAIC SAP. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

In February 2026, the Company and its affiliate, Clear Spring Life and Annuity Company (“CSLAC”), received grand jury subpoenas in connection with an investigation being conducted by the U.S. Attorney’s Office for the Southern District of New York; the U.S. Securities and Exchange Commission is conducting a parallel investigation (collectively, the “Investigation”). The Company is cooperating with the Investigation. The Company understands that the Investigation is focused on whether certain private credit investments introduced to the Company and CSLAC by an affiliate should have been treated as affiliated or related-party transactions. Subsequent to receiving the subpoenas, the Company initiated an internal investigation to review its affiliated and related-party disclosures. Through the internal investigation, errors were identified relating to the identification and presentation of certain related-party investments. As further discussed within the Correction of Errors section of this note, the Company has restated certain prior year disclosures to reflect additional related-party investments that were omitted from Note 3, Note 4, and Note 14 of the Company’s previously issued financial statements.

Certain prior year balances have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and OTTI of investments.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

Investments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses. For securities in an unrealized loss position, management has the positive intent and ability to hold the securities until recovery. All securities are accounted for as of the date the investments are purchased or sold (the trade date).

Related-party investments are identified pursuant to SSAP No. 25, Affiliates and Other Related Parties (“SSAP No. 25”). As part of this assessment, the Company considers investments to be related party investments where the investment return is predominantly contingent on the performance of related parties. The Company defines predominantly contingent as greater than 50%. All related party investments are valued in accordance with the accounting policies described below, unless otherwise noted in Note 3.

Bonds

Effective January 1, 2025, the NAIC adopted changes to SSAP No. 26, Bonds (“SSAP No. 26”) and SSAP No. 43, Asset-Backed Securities (“SSAP No. 43”), which revised the definition of a bond and includes criteria for debt instruments to be identified as a bond. Bonds are now reported as issuer credit obligations (“ICO”) or asset-backed securities (“ABS”). Securities that no longer met the definition of a bond were reclassified to either preferred stock or other invested assets. The impact of this adoption is discussed further within the “New and Adopted Accounting Pronouncements” section of Note 2. Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities are stated at amortized cost using the scientific method. Where the NAIC designation of a bond has fallen to 6 and the fair value has fallen below amortized cost, the bond is stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43 includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with SVO assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 4.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Preferred Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32, Investments in Preferred Stock (“SSAP No. 32”). Perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value not to exceed any currently effective call price. Redeemable preferred stocks are stated at amortized cost unless they have an NAIC designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value.

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried based on the underlying audited statutory equity of the investee for insurance subsidiaries and audited GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or unrecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method.

Mortgage loans, which primarily include first-lien commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and the Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case interest income is recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and such mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

The Company invests in real estate properties which consist of multi-unit housing complexes and multi-unit retail centers. The Company’s real estate investments are held for the production of income, as defined within SSAP No. 40, Real Estate Investments (“SSAP No. 40”). In accordance with SSAP No. 40, the Company carries its properties held for the production of income at cost less accumulated depreciation and encumbrances. During the years ended December 31, 2025 and 2024, the Company did not recognize any impairment loss on real estate investments and did not sell or classify any real estate investments as held for sale. The Company has not experienced changes to a plan of sale for any of its real estate investments, does not engage in retail land sale operations, and does not hold any real estate investments with participating mortgage loan features.

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2025 and 2024 that have not yet settled and are recorded as a receivable or payable at the purchase or sale price with gains or losses on sales recorded in the Company’s Statements of Operations.

Other Invested Assets

Other invested assets are primarily comprised of limited partnerships, limited liability companies, collateral loans, surplus and capital notes, non-rated residual equity tranches, residential reverse mortgages, debt securities that do not qualify as bonds under SSAP No. 26, and investments in tax credit structures. Investments in limited partnerships and limited liability companies are stated based on the underlying audited GAAP equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”). The Company’s share of undistributed earnings and losses of the investee are included in unrealized gains and losses of the Company. Distributions received from the investee are recognized in investment income when declared to the extent that they are not in excess of undistributed accumulated earnings attributable to the investee. Distributions declared in excess of undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investments. Collateral loans are carried at unpaid principal balance. Surplus and capital notes with an NAIC designation of 1 or 2 are carried at amortized cost, while surplus and capital notes with an NAIC designation of 3 to 6 are carried at lower of amortized cost or fair value. Reverse mortgages are valued in accordance with the SSAP No. 39, Reverse Mortgages, which allows the Company to carry these securities at remaining principal balances. Income on reverse mortgages is recognized using the effective yield method based on the contractual interest rate and anticipated repayment of the mortgage. Debt securities that do not qualify as bonds under SSAP No. 26 are valued at the lower of amortized cost or fair value with changes in measurement being recorded as unrealized gains or losses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

A summary of the Company’s collateral loans by qualifying investment collateral as of December 31, 2025 and 2024 is as follows:

	December 31, 2025			December 31, 2024
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted	Aggregate Collateral Loan	Admitted	Nonadmitted
ICO	$509,702	$509,702	$—	$575,852	$575,852	$—
Joint ventures, partnerships, LLC	35,000	35,000	—	45,000	45,000	—

Total	$544,702	$544,702	$—	$620,852	$620,852	$—

The Company invests in tax equity investments, including renewable energy partnerships. These tax equity investments are reported as other invested assets and derive a source of investment return in the form of income tax credits or other tax incentives. Investments in tax credit structures are accounted for in accordance with SSAP No. 93, Investments in tax credit structures. Total tax credits and other tax benefits recognized were $9,100, $0, and $0 for the years ended December 31, 2025, 2024, and 2023, respectively. Total investments in tax credit structures were $55,940 and $2,263 at December 31, 2025 and 2024, respectively. The amount of investment amortization and non-income tax related activity recognized within net investment income and other returns allocated outside of income tax expense was $9,100, $0, and $0 for the years ended December 31, 2025, 2024, and 2023, respectively. The Company had no investments in tax credit structures subject to any regulatory reviews as of December 31, 2025 and 2024. The Company did not record impairments on its investments in tax credit structures during 2025 or 2024. A summary of tax credits expected to be generated is as follows:

Year Ending December 31,	Transferable	Non-Transferable
2026	$91,750	$—
2027	107,300	—
2028	—	—
2029	—	—
2030	—	—
Thereafter	—	—

Total	$199,050	$—

Cash, Cash Equivalents, and Short-Term Investments

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value, unless the investment’s NAIC designation is 6, in which case the asset is carried at the lower of amortized cost or market. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Contract Loans

Contract loans are accounted for in accordance with SSAP No. 49, Policy Loans, and are carried at the amount of unpaid principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps, and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies.

Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain FIAs. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through the Company’s wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus. Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

The Company presents cash flows and the related gains and losses associated with derivative instruments as miscellaneous proceeds or applications within net cash used in investing activities on the Statutory Statements of Cash Flows.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Repurchase Agreements and Reverse Repurchase Agreements

The Company participates in repurchase agreements where the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities at a stated price on a specified date. The Company accounts for repurchase agreements in accordance with SSAP No. 103, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). Repurchase agreements are accounted for as short-term borrowings and reported as term repo lending payable within liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company also participates in reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities at a stated price on a specified date. The Company accounts for reverse repurchase agreements in accordance with SSAP No. 103. The amount paid for securities under the reverse repurchase agreements is accounted for as short-term investments.

Net Investment Income and Accrued Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date.

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets, and dividends declared but not yet received on common stock. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the Statutory Statements of Changes in Capital and Surplus, with the exception of mortgage loans. Accrued investment income on mortgage loans is recorded as investment income when such interest is deemed collectible, except for interest that is 180 days past due.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks, and other investments that have experienced a decline in fair value that management considers to be “other-than-temporary.” In determining whether impairments are other-than-temporary, management considers the size of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management’s intent to sell when a decline is due to interest rates, and management’s intent and ability to hold the investment until maturity or a recovery in the investment’s fair value.

For asset-backed securities, the determination of OTTI is based on an estimate of the non-interest loss, which is recognized in the net realized capital losses in the Statutory Statements of Operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock, other invested asset, or mortgage loan is deemed to be other-than-temporarily impaired, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the security’s original effective interest rate. Realized capital gains and losses as reported in the Statutory Statements of Operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, currency swaps, currency forwards, certain bonds and preferred stocks, certain debt securities not classified as bonds, and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in unrealized capital gains and losses are reported in the Statutory Statements of Changes in Capital and Surplus.

Nonadmitted Assets

Under NAIC SAP, certain assets are designated as nonadmitted assets (e.g., affiliated common stocks of entities that are not audited, electronic data processing equipment, furniture and equipment, and a portion of accrued investment income). The Company had $51,667 and $44,757 in nonadmitted assets as of December 31, 2025 and 2024, respectively.

Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of deposit-type contracts and life and annuity policy reserves.

Life and Annuity Policy Reserves

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions. Annuity reserves are calculated in accordance with the Commissioner’s Annuity Reserve Valuation Method and Actuarial Guidelines 33 and 35, as applicable.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Asset Valuation Reserve and Interest Maintenance Reserve

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. Revisions to INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve were adopted with an effective date of August 13, 2023 to provide limited-time exception guidance to SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instruction for the reporting of net negative (disallowed) IMR. The revisions allow an insurer to admit negative IMR up to 10% of adjusted capital and surplus when its Risk-Based Capital (“RBC”) is greater than 300% after adjustment to remove admitted positive goodwill, electronic data processing equipment and operating system software, deferred tax assets (“DTAs”), and admitted IMR. Further revisions were adopted with an effective date of August 11, 2025 to provide further clarification on this guidance, as well as add an additional requirement that admitted negative IMR should not exceed 10% of unadjusted capital and surplus as of the end of the reporting period. As a result of these revisions, the Company reported $240,474 and $169,590 of admitted negative IMR within the Statutory Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024, respectively. The Company also recognized $0 and $8,709 of negative IMR as an asset within the Company’s non-insulated Separate Account as of December 31, 2025 and 2024, respectively.

The Company’s calculated adjusted capital and surplus for purposes of determining negative IMR allowed to be admitted using information from the Company’s most recently filed statement with the Department was $2,748,634 and $2,263,012 as of December 31, 2025 and 2024, respectively. The General Account admitted negative IMR represented 8.7% and 7.5% of the Company’s General Account adjusted capital and surplus as of December 31, 2025 and 2024, respectively. The Separate Account negative IMR recognized as an asset represented 0.0% and 0.4% of the Company’s General Account adjusted capital and surplus as of December 31, 2025 and 2024, respectively. The General Account admitted negative IMR represented 6.3% and 5.9% of the Company’s General Account unadjusted capital and surplus as of December 31, 2025 and 2024, respectively. The Separate Account admitted negative IMR represented 0.0% and 0.3% of the Company’s General Account unadjusted capital and surplus as of December 31, 2025 and 2024, respectively.

Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. There were no temporary and transitory timing issues or events that caused IMR losses to not be reflective of reinvestment activities. Asset sales generating negative IMR were not compelled by liquidity pressures. The Company had derivative activity included in IMR as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	2025		2024
	Gains	Losses	Gains	Losses
General Account:
Unamortized fair value derivative gains & losses realized to IMR - prior period	$—	$52,455	$—	$57,564
Fair value derivative gains & losses realized to IMR - added in current period	—	20,891	—	—
Fair value derivative gains & losses amortized over current period	—	7,546	—	5,108
Unamortized fair value derivative gains & losses realized to IMR - current period total	—	65,800	—	52,456
Separate Account - Non-Insulated:
Unamortized fair value derivative gains & losses realized to IMR - prior period	$—	$—	$—	$23,875
Fair value derivative gains & losses realized to IMR - added in current period	—	—	—	—
Fair value derivative gains & losses amortized over current period	—	—	—	2,984
Unamortized fair value derivative gains & losses realized to IMR - current period total	—	—	—	20,891

The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory Statements of Changes in Capital and Surplus.

Income Taxes

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, DTAs, net of any nonadmitted portion, and deferred tax liabilities (“DTLs”) are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. DTAs and DTLs are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross DTAs are first reduced by a statutory valuation allowance, if deemed appropriate.

The Company then determines the admissibility of the remaining net DTAs, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP.

Reinsurance

Certain of the Company’s individual life insurance, annuity, and group insurance policies are reinsured on a coinsurance and funds held coinsurance basis with both affiliated and unaffiliated companies using indemnity reinsurance agreements. The Company accounts for funds held under coinsurance in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61”). The amounts withheld by the Company under these arrangements are recorded as liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded, and retroceded activity.

The following accounting applies to coinsurance arrangements with funds withheld:

Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the Statutory Statements of Operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the ceding entity are recorded as a separate liability.

Assuming Entity

Premiums received or receivable by the reinsurer increase premium income. Policy benefit payments paid by the reinsurer increase the reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the Statutory Statements of Operations when payable. The reinsurer records its share of the statutory policy reserves attributable to the business identified in the reinsurance agreement. Any funds withheld by the ceding entity are recorded as a separate asset by the assuming entity. Non-IMR gains and losses are recorded through net investment income by the assuming entity.

Borrowed Money

At December 31, 2024, the Company had a short-term advance from the Federal Home Loan Bank of Indianapolis (“the FHLB”). The outstanding balance was accounted for in accordance with SSAP No. 15, Debt and Holding Company Obligations, and classified as Borrowed money on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. During 2025, the short-term advance matured and was repaid by the Company.

Separate Accounts

The assets and liabilities of the separate accounts shown in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are reported at fair value or, if there is no readily available market, in accordance with the valuation procedures in the applicable contract. These represent funds that are segregated and maintained for the benefit of separate account contract holders.

Premiums and Annuity Considerations

Annuity considerations are recognized as revenue when received. Premiums for traditional life insurance products are recognized as revenue when due and are recognized over the premium-paying period of the related policies. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Assets Transferred on Coinsurance

Effective December 31, 2023, the Company entered into a reinsurance agreement with its wholly owned subsidiary, Delaware Life and Annuity Company (“DLAC”), to cede a block of multi-year guaranteed annuity (“MYGA”) contracts on a coinsurance basis. Effective December 1, 2024, the Company amended and restated its coinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), a former affiliate, which, in part, resulted in additional corporate-owned life insurance (“COLI”) policies being ceded by the Company. Refer to Note 10 for additional information on these agreements.

The assets transferred by the Company under these agreements were recorded as a reduction to income in the Statutory Statements of Operations.

Commissions and Expense Allowances

Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred in accordance with SSAP No. 71, Policy Acquisition Costs and Commissions.

Expense (Income) Under Hedging Program With Affiliate

In accordance with the terms of the Hedging Program Agreement between the Company and DLIH 2016-1, the Company pays a service fee that is settled in conjunction with a liability option impact.

Settlements related to this agreement are recorded as an increase or decrease to expenses in the Statutory Statements of Operations.

New and Adopted Accounting Pronouncements

Effective January 1, 2025, the Company adopted revisions to SSAP No. 26 and SSAP No. 43 which modified the definition of a bond in order to incorporate principle-based bond concepts. Under the new revisions, the definition of a bond requires a security structure, representing a creditor relationship, to be considered an ICO or an ABS. As part of the adoption of these revisions, any security that no longer met the definition of a bond was reclassified to other invested assets or preferred stocks and accounted for under SSAP No. 21, Other Admitted Assets, or SSAP No. 32, respectively. These revisions were required to be adopted prospectively, with new disclosure requirements resulting from this adoption reflected in the Company’s current year disclosures. Disclosures relating to prior period information are not reflective of this prospective accounting change. The impact of the revisions to the Company were as follows:

Aggregate book adjusted carrying value for all securities reclassified out of bonds	$633,420
Aggregate book adjusted carrying value after transition for all securities reclassified out of bonds that resulted with a change in measurement basis (a)	435,683
Aggregate surplus impact for securities reclassified out of bonds	(17,224)

(a)

The book adjusted carrying value after transition for all securities that moved from an amortized cost to a fair value measurement method under the lower of amortized cost or fair value approach was $269,763.

Correction of Errors

The Company accounts for the correction of errors in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

As discussed above, an internal investigation identified errors related to the Company’s 2024 note disclosures of related-party investments. Specifically, certain private credit investments have been determined to be predominantly contingent on the performance of related parties, which has resulted in the restatement of certain prior year disclosures to reflect additional related-party investments that were omitted from Note 3, Note 4, and Note 14 of the Company’s previously issued financial statements. Following the Company’s review of related-party disclosures, general account related-party investments as of December 31, 2024, excluding investments in subsidiaries, increased from $2,261,658 to $11,558,601.

The Company discovered an error related to an incorrect assumption, which impacted the calculation of certain reserves supporting variable annuities. The error resulted in aggregate reserves for life policies being overstated in prior periods. This error has been adjusted and recorded in 2024, net of tax, in the Statutory Statements of Capital and Surplus in the amount of $14,637.

The Company discovered an error related to the application of cash on certain investment transactions. The error resulted in receivables for securities being understated in prior periods. This error has been adjusted and recorded in 2024, net of tax, in the Statutory Statements of Capital and Surplus in the amount of $10,002.

3.	Related Party Transactions

Investments in and Involving Affiliates and Other Related Parties

Certain prior period balances within this section have been restated to reflect additional related-party investments that were omitted from the Company’s previously issued financial statements.

The Company has transactions with and involving affiliates and other related parties. The purpose of these investments is to generate investment returns in line with the Company’s overall investment strategy. All investments in affiliated entities and related parties are valued in accordance with the accounting policies described in Note 2 unless otherwise noted below.

Direct Investments in Affiliates and Other Related Parties

At December 31, 2025 and 2024, the Company held direct investments in affiliates and other related parties, excluding investments in subsidiaries, as follows:

	Carrying Value December 31,
	2025	2024 (Restated)
Short-Term Investments	$476,454	$1,160,373
Bonds	83,717	76,675
Preferred Stocks	246,201	246,274
Mortgage Loans	7,669	7,669
Other Invested Assets (a)	57,073	61,741

Total	$871,114	$1,552,732

(a)	The totals for other invested assets includes a $16,741 non-admitted investment in 2025 and 2024.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

As of December 31, 2024, the Company held a short-term investment of $282,041 relating to amounts borrowed by Clear Spring Health Insurance Company (“CSHIC”), an affiliate, in the form of a demand promissory note. During 2025, CSHIC borrowed an additional $414,211 from the Company and made repayments of $581,251. As of December 31, 2025, the Company holds a short-term investment of $115,000, which reflects the outstanding balance of the demand promissory note.

DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”) is an affiliated investment holding company with both common and preferred units. The Company owns all 255,000 issued and outstanding Series A Preferred Units (the “Preferred Units”) with a par value of $255,000. The Preferred Units are non-voting member units that entitle the Company to a 6% yield that compounds quarterly with distributions that take priority over common unit distributions. As of December 31, 2025 and 2024, the carrying value of the Preferred Units was $246,201 and $246,274, respectively.

During 2025, the Company sold securities with a total book value of $319,579 and accrued interest of $3,022 to GLIC at fair market value. The Company received cash of $324,212 and recognized a loss of $1,611 on the sale. Additionally, the Company purchased securities with a total book value of $3,665 and accrued interest of $68 from GLIC at fair market value. The Company paid cash of $3,712. During 2024, the Company purchased securities with a book value of $813 from GLIC at fair market value. The Company paid cash of $798 for these purchases. Additionally, during 2024, the Company sold securities with a book value of $172,896 to GLIC at fair market value. The Company received cash proceeds of $172,896 and recognized no gain or loss on the sale. The fair value of the assets acquired and sold was determined in accordance with the Company’s and GLIC’s established asset pricing methodologies.

During 2025, the Company purchased securities with a total book value of $343,412 and accrued interest of $33,559 from CSLAC at fair market value. The Company paid cash of $374,750 for the acquisitions. Additionally, the Company sold securities with a book value of $5,990 and no accrued interest to CSLAC at fair market value. The Company received cash of $5,990 for the bond sold and recognized no gain or loss on the sale. During 2024, the Company purchased securities with a book value of $232,753 and accrued interest of $2,390 from CSLAC at fair market value. The Company paid cash of $235,143 for these purchases. Additionally, during 2024, the Company sold one security with a book value of $24,936 and no accrued interest to CSLAC at fair market value. The Company received cash proceeds of $24,936 and recognized no gain or loss on the sale. During 2023, the Company purchased securities with a book value of $313,574 and accrued interest of $2,751 from CSLAC at fair market value. The Company paid cash of $315,884 for these purchases. Additionally, during 2023, the Company sold securities with a book value of $95,557 and accrued interest of $504 to CSLAC at fair market value. The Company received cash proceeds of $92,314 and recognized a loss of $3,747 on the sale. The fair value of the assets acquired and sold was determined in accordance with the Company’s and CSLAC’s established asset pricing methodologies.

During 2024, the Company purchased securities with a book value of $176,273 and accrued interest of $749 from Barbco at fair market value. The Company paid cash of $177,022 for these purchases. The fair value of the assets acquired was determined in accordance with the Company’s and Barbco’s established asset pricing methodologies.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Investments that are Predominantly Contingent on the Performance of Affiliates

The Company has private credit investments with certain counterparties in which the investment return is predominantly contingent on the performance of affiliates. As of December 31, 2025 and 2024, the carrying value of these investments was as follows:

	Carrying Value December 31,
	2025	2024 (Restated)
Short-Term Investments	$3,242,905	$2,146,225
Bonds	12,619,338	6,804,448
Other Invested Assets	509,702	575,852

Total	$16,371,945	$9,526,525

During the years ended December 31, 2024 and December 31, 2025, the Company purchased and subsequently sold short-term investments with affiliated entities. Interest income from these investments was not material.

Additionally, the Company holds investments made to certain counterparties in which the proceeds from such investments were used to purchase separate account funding agreements (“SAFAs”). Repayment of these investments is based on assets supporting the SAFAs, which are predominantly contingent on the performance of affiliates. As of December 31, 2025 and 2024, the carrying value of these investments was $308,269 and $189,869 (restated), respectively.

Additionally, the Company holds investments in trust notes in which the proceeds from such investments were used to purchase general account funding agreements and a pool of private-credit assets, which are predominantly contingent on the performance of affiliates. As of December 31, 2025 and 2024, the carrying value of these investments was $326,225 and $289,475 (restated), respectively.

Investments Involving a Related-Party Asset Manager

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. GPIM managed $2,566,570 and $2,159,594 of total investments for the Company as of December 31, 2025 and 2024, respectively. GPIM managed $4,105 and $2,404 (restated) of the Company’s affiliated investments as of December 31, 2025 and 2024, respectively, which are included within the disclosures in the “Direct Investments in Affiliates and Other Related Parties” section of this footnote.

Investments in Subsidiaries

The Company’s investment in subsidiaries is comprised of the Company’s investments in DL Reinsurance Company (“DLRC”), DLAC, and Clarendon Insurance Agency, Inc (“Clarendon”), Clear Spring PC Holdings, LLC (“CSPCH”), Ellendale Insurance Agency, LLC (“Ellendale”), DLIH 2016-1; and DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

During 2025, Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), a wholly-owned subsidiary of the Company, was dissolved. As a result, DLOK transferred all of its remaining assets and liabilities to the Company, and the Company realized a loss of $1,980 on its investment in DLOK. As of December 31, 2024, the Company’s investment in DLOK was fully nonadmitted. During 2023, the Company sold its former wholly-owned subsidiary, Delaware Life Insurance Company of New York, to Nassau Financial Group, L.P. The cash proceeds of the sale were $184,859 and the Company’s surplus increased by $18,525 as a result of the sale due to a $28,081 realized gain partially offset by the reversal of cumulative unrealized gains of $9,556.

The Company’s investments in subsidiaries reflected in common stock as of December 31, 2025 and 2024 were as follows:

	Carrying Value December 31,
Entity	2025	2024
Clarendon	$1,495	$1,500
DLRC	4,760	4,385
DLAC	29,586	26,686

Total	$35,841	$32,571

The Company owns controlling membership interests in the following limited liability companies, which are carried as other invested assets: CSPCH; Ellendale; DLIH 2016-1; and DLIH 2016-2. The Company’s share of losses of one such entity, Ellendale, exceeds the investment value. Therefore, in accordance with SSAP No. 48, the Company has ceased equity method accounting and nonadmitted this investment.

The Company’s investments in subsidiaries reflected in other invested assets as of December 31, 2025 and 2024 were as follows:

	Carrying Value December 31,
Entity	2025	2024
DLIH 2016-1	$112,833	$220,084
DLIH 2016-2	39,676	49,858
CSPCH	185,186	232,001

Total	$337,695	$501,943

During 2025 and 2024, the Company made the following capital contributions to subsidiaries:

Entity	2025	2024
DLIH 2016-2	$—	$7,434
DLAC	—	7,000
Clarendon	—	50
CSPCH	100,000	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

During 2025, the Company purchased securities with a total book value of $13,244 and accrued interest of $13 from DLAC at fair market value. The Company paid cash of $13,203. During 2024, the Company sold securities with a book value of $16,266 to DLAC at fair market value. The Company received cash proceeds of $16,266 and recognized no gain or loss on the sale. The fair value of the assets acquired and sold was determined in accordance with the Company’s and DLAC’s established asset pricing methodologies.

During 2025, the Company sold securities with a total book value of $25,853, to DLIH 2016-2, at fair market value. The Company received cash of $31,773 and recognized a gain of $5,920 on the sale. Additionally, the Company purchased one security with a total book value of $4,783 at fair market value. The Company paid cash of $4,783. The fair value of the assets acquired and sold was determined in accordance with the Company’s and DLIH 2016-2’s established asset pricing methodologies.

During 2025, the Company sold securities with a total book value of $56,403 and accrued interest of $140 to Clear Spring Property and Casualty Company (“CSP&C”), at fair market value. The Company received cash of $56,581 and recognized a gain of $39 on the sale. Additionally, the Company purchased securities with a total book value of $8,417 and accrued interest of $37 at fair market value. The Company paid cash of $8,590. The fair value of the assets acquired and sold was determined in accordance with the Company’s and CSP&C’s established asset pricing methodologies.

Goodwill

The Company carries goodwill in the investment value of subsidiaries related to direct statutory purchases and indirect purchases of downstream insurance subsidiaries by noninsurance holding company subsidiaries. Admitted goodwill is limited to 10% of adjusted capital and surplus under SSAP No. 68.

On December 30, 2020, the Company purchased 200 units of its 80% owned subsidiary, CSPCH, representing the 20% minority interest previously held by a third party. Clear Spring Property and Casualty Company (“CSP&C”) is an indirect wholly-owned subsidiary of CSPCH. The goodwill related to this purchase is shown in the table below. Additional goodwill from the original purchase of CSP&C by downstream non-insurance holding companies is not shown in the table below but is embedded in the Company’s investment value of CSPCH.

On April 1, 2019, the Company acquired Clear Spring Casualty Insurance Company (“CSCIC”), formerly known as Lackawanna Casualty Company, a workers’ compensation insurance company, and its subsidiaries, Clear Spring American Insurance Company (“CSAIC”), formerly known as Lackawanna American Insurance Company, and Clear Spring National Insurance Company (“CSNIC”), formerly known as Lackawanna National Insurance Company. On December 30, 2021, the Company contributed its direct investment in CSCIC to CSPCH at the statutory value of CSCIC. CSPCH subsequently contributed CSCIC at its statutory value to CSP&C through a wholly-owned intermediary non-insurance holding company. As such, the goodwill reported in the table below for CSCIC is reflected in the Company’s book value of CSPCH as of December 31, 2025, in addition to the goodwill noted above.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The transactions described above were each accounted for as a statutory purchase by the Company and are reported in the table below. Indirect goodwill derived from the purchase of CSP&C by CSPCH is not considered a statutory purchase by the Company and is excluded from the table below. Total goodwill related to CSPCH and CSP&C from all sources reflected in the book value of CSPCH as of December 31, 2025 was $21,777, representing 11.8% of the total book value, and is inclusive of $474 of indirect goodwill referenced above. A summary of the Company’s goodwill related to statutory purchases is as follows:

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
CSCIC/CSPCH*	4/1/2019	$171,728	$61,162	$61,162	$19,877	$6,116	$185,186	10.7%
CSPCH	12/30/2020	$12,200	$8,553	$8,553	$1,426	$1,426	$185,186	0.8%

*	Unamortized goodwill from the Company’s statutory purchase of CSCIC is shown in the table above as a percentage of the book value of CSPCH.

Capital Transactions

Refer to Note 17 for disclosure of dividends paid by the Company and capital contributions received by the Company.

During 2025, 2024, and 2023, the Company recognized the following dividends and distributions from subsidiaries:

Date	Entity	Amount	Form	Asset Description
December 30, 2025	DLIH 2016-2	$20,000	Dividend	Cash
June 26, 2025	DLIH 2016-1	$150,000	Return of capital	Cash
December 22, 2023	DLIH 2016-1	$75,000	Return of capital	Cash

In addition to the above distributions, on December 31, 2025, the Company received a $15,648 distribution from DLIH 2015-1, in cash. On December 31, 2024, and December 30, 2023 the Company accrued $15,735, and $15,604, respectively, of preferred dividends from DLIH 2015-1. The 2024 and 2023 accrued distributions were subsequently received in cash by the Company on January 2, 2025 and January 5, 2024, respectively.

Debt and Surplus Note Transactions

The Company entered into a $10,000 bilateral loan agreement with its affiliate, Group 1001 IP Solutions, LLC (“Group 1001 IP”) on September 27, 2023 with interest at SOFR plus 1.21%. The repayment of principal and interest is due on demand. In December 2025, Group 1001 IP made a $10,000 draw relating to this agreement and made repayments of $7,395. As of December 31, 2025 and 2024, the Company had a receivable of $2,605 and $0, respectively, from Group 1001 IP under this agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company entered into a $200,000 bilateral loan agreement with its affiliate, CSLAC, dated June 1, 2022. The repayment of principal and interest is due on demand. During 2025, CSLAC borrowed $88,000 under the agreement, and repaid the full amount borrowed. During 2024, the Company borrowed $100,000 under the agreement, and repaid the full amount borrowed. In November 2024, CSLAC made a draw relating to this agreement totaling $100,000, and fully repaid the amount borrowed within the same month. The Company had $0 due to or from CSLAC under the bilateral loan agreement as of December 31, 2025 and 2024.

The Company entered into a $100,000 bilateral loan agreement with DLIH 2016-1 dated March 31, 2021. In 2025, the bilateral loan agreement was increased to $400,000. The repayment of principal and interest is due on demand. During 2025, the Company made draws relating to this agreement totaling $180,000 and made repayments of $268,000 to DLIH 2016-1, fully repaying the amount borrowed. The Company had $0 and $88,000 due to DLIH 2016-1 recorded within payable to parent, subsidiaries, and affiliates on its Balance Sheets as of December 31, 2025 and 2024, respectively, under this agreement. Also during 2025, DLIH 2016-1 made draws relating to this agreement totaling $298,000 and made repayments of $298,000. The Company had $0 due from DLIH 2016-1 as of December 31, 2025 and 2024, under this agreement.

The Company entered into a $18,000 bilateral loan agreement with CSP&C dated September 14, 2022. This agreement was amended on April 24, 2024 to include CSCIC, CSAIC, and CSNIC (together with CSP&C, the “P&C Companies”), as participants in the agreement. As a result of this amendment, the maximum principal amount permitted to be borrowed under the agreement was amended to be the lesser of 3% of each of the P&C Companies’ admitted assets or 25% of each of the P&C Companies’ total capital and surplus as of December 31 of the preceding year. In March 2025, CSP&C made a draw of $19,933. In September 2025, CSP&C repaid $10,000 of the amount borrowed. In October, 2025, CSP&C made a draw of $10,000, and in December 2025, CSP&C fully repaid the total outstanding balance borrowed. In December 2024, CSP&C made a draw of $19,754 and subsequently repaid the balance in full. As of December 31, 2025 and 2024, the Company had a no receivables related to this agreement.

Agreements and Other Transactions with Affiliates and Related Parties

The Company has entered into various affiliate and related-party agreements. The following agreements had material transactions during the years ended December 31, 2025, 2024 and 2023:

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a distributor and principal underwriter agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as distributor and principal underwriter for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

A federal tax allocation agreement has been implemented with Group 1001, Inc. as the common parent of an affiliated group of companies as described in Note 16.

The Company has a services and resource sharing agreement between the Company and Group 1001 Resources, LLC (“G1001 Resources”), pursuant to which G1001 Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology, and other operational support functions. Gross amounts allocated under this agreement amounted to $122,581, $118,791, and $81,905 for the years ended December 31, 2025, 2024, and 2023, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Effective January 1, 2019, the Company had an Amended and Restated Master Agency Agreement (the “First Amended Agreement”) between the Company and Delaware Life Marketing, LLC (“DLM”). On September 1, 2021, the First Amended Agreement was superseded by the Second Amended and Restated Master Agency Agreement (“Second Amended Agreement”) executed between the Company and DLM. Pursuant to the Second Amended Agreement, the Company makes heaped commission payments to DLM. These heaped commission payments are expensed as incurred. At least annually, and in accordance with the Second Amended Agreement, the Company reviews the agreement for compliance with agreed-upon limits. As a result of this analysis, commission expense was reduced by $166,418, $132,275, and $130,835, for December 31, 2025, 2024, and 2023, respectively. As of December 31, 2025, 2024, and 2023, DLM owed $166,418, $9,621, and $130,835, respectively, to the Company. Under the Second Amended Agreement, the Company incurred commission expenses, net of refunds, of $466,552, $144,385, and $57,832 for the years ended December 31, 2025, 2024, and 2023 respectively.

Under the Second Amended Agreement with DLM, the Company also began paying marketing fees as an allowance for advertising, marketing, bonuses, and other expenses related to the promotion and sales of certain products of the Company, and these fees totaled $60,000 each year for the years ended December 31, 2025, 2024, and 2023. Other fees paid for services by the Company to DLM totaled $36,237, $29,359, and $25,568 for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company has a services agreement with Insurance Management Services, LLC (“IMS”), whereby IMS provides personnel, facilities, systems, and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to $30,000 each year for the years ended December 31, 2025, 2024, and 2023. As of December 31, 2025 and 2024, the Company had a payable to IMS of $7,500.

The Company and DLIH 2016-1 initiated a hedging program arrangement in 2019 whereby DLIH 2016-1 engages in certain hedging activities related to the Company’s FIA contracts. Under this arrangement, the Company routinely transfers new FIA equity options to DLIH 2016-1 at fair value and processes settlements on behalf of DLIH 2016-1. All economic rights and responsibilities of the equity options transferred belong to DLIH 2016-1. DLIH 2016-1 purchases equity futures and manages both the options and futures to more efficiently monitor the hedging risks associated with the Company’s FIA products.

Effective October 1, 2023, the Company entered into a second Hedging Program Agreement with DLIH 2016-1. Under this agreement, the Company pays DLIH 2016-1 a service fee that is settled in conjunction with a liability option impact (“LOI”). A summary of the activity related to this agreement for years December 31, 2025, 2024, and 2023 is as follows:

	2025	2024	2023
January 1, beginning receivable (payable)	$(27,943)	$49,423	$—
Cash paid (received) in settlement of prior year receivable or payable	27,943	(49,423)	—
Income resulting from net impact of service fees and LOI	130,598	102,082	49,423
Cash paid in settlement of current year invoices	82,271	60,115	—
Cash received in settlement of current year invoices	(216,442)	(190,140)	—

December 31, ending receivable (payable)	$(3,573)	$(27,943)	$49,423

Effective January 1, 2022, the Company entered into a licensing agreement with Group 1001 IP to support the administration of information technology assets and vendor relationships of the Company. Expenses incurred under this agreement were $64,168, $54,682, and $38,302 for the years ended December 31, 2025, 2024, and 2023, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company had $172,458 and $23,798 due from affiliates, $41,653 and $1,433 due to affiliates, and $1,053 and $1,015 included in general expenses due or accrued to other related parties as of December 31, 2025 and 2024, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Reinsurance Agreements

The Company has reinsurance agreements with certain subsidiaries and affiliates. Refer to Note 10 for disclosures related to these agreements.

Guarantees and Commitments

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300,000. There was no liability accrued for this guaranty at December 31, 2025 and 2024.

In 2022, an affiliate, PSA Realty Company (“PSA”), entered into a lease agreement for office space in Waltham, Massachusetts with a termination date of March 31, 2030, for which the Company is the guarantor. Future minimum lease payments for these three agreements totaled $2,560 as of December 31, 2025.

In 2020, the Company authorized a wholly-owned subsidiary, DLIH 2016-2, to enter into a Société Générale credit facility (the “SG Facility”) with a maximum borrowing amount of $225,000 as part of its investment program. On October 8, 2024, the SG Facility was amended and restated to increase the maximum borrowing amount to $350,000. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2025 and 2024, DLIH 2016-2 had borrowed $230,630, under the SG Facility.

Effective December 10, 2024, the Company guarantees certain of CSHIC’s obligations to Bank of America, N.A. (“BANA”) in connection with a 2024 receivables purchase transaction entered into between CSHIC and BANA related to receivables owing to CSHIC by the Centers for Medicare & Medicaid Services. The obligations of the Company are limited to the outstanding obligations of CSHIC to BANA, which totaled $166,424 as of December 31, 2025. There was no liability accrued for this guaranty at December 31, 2025 or 2024.

As a requirement under a Master Receivables Purchase Agreement (the “RPA”) between CSHIC and Société Générale Factoring S.A. (“SGF”) dated October 4, 2021, the Company guarantees the performance and observance of all obligations and covenants by CSHIC. Under the RPA, CSHIC proposes the sale of certain eligible receivables for purchase by SGF at a discounted rate. CSHIC is required to repurchase any ineligible receivables sold to SGF. The guarantee would require payment by the Company if CSHIC was unable to repurchase any ineligible receivables sold. Effective November 14, 2024, the RPA was terminated.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company and Group 1001 Finance, LLC (“Group 1001 Finance”) are co-borrowers under a short-term money market facility (the “STMM Facility”) with Société Générale, acting through its New York Branch (“SocGen”), date August 23, 2022. Group 1001 Finance, as borrower, has authority to borrow up to $350,000 to be used for general corporate purposes. Group 1001 Finance and the Company have a reimbursement agreement in place, whereby Group 1001 Finance will reimburse the Company in the event that the Company makes any payment in support of Group 1001 Finance under the STMM Facility. In addition, Group 1001 Finance will pay the Company a support fee calculated based on the average daily balance of Group 1001 Finance borrowings under the STMM Facility.

Effective February 24, 2022, a support and reimbursement agreement was executed between the Company and CSHH, whereby a market based fee is paid to the Company to compensate it for the guarantees provided by the Company. This agreement remains in effect after the sale of CSHH to DLSH.

In April 2025, the Company’s board of directors extended the Company’s commitment to contribute capital to CSP&C in an amount necessary to keep CSP&C’s Authorized Control Level Risk-Based Capital Ratio from falling below 325% for all reporting periods through December 31, 2028.

To support DLAC’s licensure in several states, the Company has entered into various capital maintenance agreements, capital support commitments, and an unconditional financial guaranty. These various agreements would require the Company to provide DLAC with necessary capital in the event that the DLAC’s capital or RBC metrics fall below agreed upon levels. The Company has not been required to contribute additional capital to DLAC as a result of any of these agreements and commitments.

4.	Bonds and Equity Investments

Certain prior period balances within this note have been restated to reflect additional related-party investments designated as affiliated that were omitted from the Company’s previously issued financial statements.

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2025 and 2024 are as follows:

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
ICO:
U.S. Government Obligations	$570,985	$952	$(4,808)	$567,129
Other U.S. Government Obligations	127,788	255	(22,899)	105,144
Non-U.S. Sovereign Jurisdiction Securities	53,981	1,144	(3,366)	51,759
Municipal Bonds – General Obligations (Direct & Guaranteed)	20,376	123	(3,760)	16,739
Municipal Bonds – Special Revenue	59,894	634	(9,597)	50,931
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	125,339	2,994	(5,477)	122,856
Corporate Bonds (Unaffiliated)	6,709,803	34,760	(462,426)	6,282,137
Corporate Bonds (Affiliated)	12,945,302	5,132	(520,971)	12,429,464
Single Entity Backed Obligations (Unaffiliated)	110,423	790	(3,623)	107,590
SVO-Identified Bond Exchange Traded Funds – Systematic Value	1,781	—	(149)	1,632

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Bonds Issued from SEC-Registered Business Development Corps, Closed End Funds & REITS (Unaffiliated)	232,850	843	(1,350)	232,343
Bank Loans – Issued (Unaffiliated)	143,218	369	(2,443)	141,144
Bank Loans – Acquired (Unaffiliated)	35,742	301	(938)	35,105
Mortgages Loans that Qualify as SVO-Identified Credit Tenant Loans (Unaffiliated)	11,200	—	(1,602)	9,598

Total ICO	21,148,682	48,297	(1,043,409)	20,153,570
ABS:
Agency RMBS – Guaranteed	590,338	3,554	(356)	593,536
Agency CMBS – Guaranteed	128,215	24	(11,665)	116,574
Agency RMBS – Not/Partially Guaranteed	796,594	8,258	(6,175)	798,677
Agency CMBS – Not/Partially Guaranteed	234,711	4,827	(19,640)	219,898
Non-Agency RMBS (Unaffiliated)	1,796,453	15,993	(8,264)	1,804,182
Non-Agency CMBS (Unaffiliated)	277,658	2,525	(10,126)	270,058
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	3,135,825	13,903	(17,469)	3,132,259
Other Financial ABS – Self-Liquidating (Unaffiliated)	1,946,432	10,062	(12,926)	1,943,567
Other Financial ABS – Self-Liquidating (Affiliated)	392,246	2,565	(29,786)	365,025
Equity Backed Securities (Unaffiliated)	70,334	122	(2,105)	68,351
Other Financial ABS – Not Self-Liquidating (Unaffiliated)	62,108	—	(880)	61,228
Lease-Backed Securities – Practical Expedient (Unaffiliated)	54,265	564	(1,075)	53,754
Lease-Backed Securities – Full Analysis (Unaffiliated)	678,018	5,924	(6,098)	677,844
Other Non-Financial ABS – Full Analysis (Unaffiliated)	277,834	3,189	(2,492)	278,531

Total ABS	10,441,030	71,511	(129,057)	10,383,484

Total Bonds	$31,589,712	$119,808	$(1,172,466)	$30,537,054

Preferred Stocks	$799,030	$50,704	$(5,392)	$844,342

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Common Stocks (Unaffiliated) (a)	$223,413	$3,638	$(8,070)	$218,981

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. Governments	$508,975	$1,191	$(13,641)	$496,525
All Other Governments	19,527	393	(2,237)	17,682
States, Territories and Possessions (Direct and Guaranteed)	114	—	(5)	109
U.S. Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	31,260	14	(5,835)	25,439
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	1,322,160	24,671	(94,495)	1,252,336
Industrial and Miscellaneous (Unaffiliated) (Restated)	12,742,821	71,822	(612,303)	12,202,341
Hybrid Securities	186,348	198	(7,244)	179,302
Parents, Subsidiaries and Affiliates (Restated)	7,360,467	22,673	(236,144)	7,146,995
SVO Identified Exchange Traded Funds	2,216	—	(631)	1,585
Unaffiliated Bank Loans	8,596	296	—	8,892

Total Bonds	$22,182,484	$121,258	$(972,535)	$21,331,206

Preferred Stocks	$729,639	$50,201	$(3,307)	$776,533

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Common Stocks (Unaffiliated) (a)	$167,479	$1,292	$(5,138)	$163,633

(a)	Excludes affiliated common stock with an equity method carrying value of $35,840 and $32,571 as of December 31, 2025 and 2024, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Expected maturities differ from contractual maturities for corporate bonds because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. MBS and ABS are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments. The carrying value and fair value of bonds, including those that are classified as short-term investments, other than ABS and MBS, as of December 31, 2025 by expected maturity are as follows:

	December 31, 2025
	Carrying Value	Estimated Fair Value
Due in one year or less	$1,027,926	$1,024,881
Due after one year through five years	5,525,183	5,441,578
Due after five years through ten years	7,731,266	7,488,446
Due after ten years through twenty years	4,034,886	3,707,000
Due after twenty years	2,842,305	2,504,698
SVO identified exchange traded funds	1,781	1,632

Total before mortgage and other asset-backed securities	21,163,347	20,168,235

Mortgage and other asset-backed securities	10,441,030	10,383,484

Total	$31,604,377	$30,551,719

The table above includes short-term bonds, which are classified as short-term investments, with a carrying value and fair value of $14,665 and $14,665, respectively, at December 31, 2025.

Investment-grade bonds were 96.6% and 95.3% of the Company’s total bonds as of December 31, 2025 and 2024, respectively.

Exposure to any single issuer is less than 10% of net admitted assets.

Other-than-temporary Impairment

The Company recognizes and measures OTTI for ABS in accordance with SSAP No. 43. In accordance with SSAP No. 43, if the fair value of an ABS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the ABS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized is the difference between the amortized cost basis and the fair value of the security. In accordance with SSAP No. 43, the amount of OTTI that is non-interest related shall be recorded through the AVR, and the amount of the OTTI that is interest related shall be recorded through the IMR.

If the Company does not intend to sell the ABS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process and performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There was $0, $0, and $73 in OTTI recorded in 2025, 2024, and 2023 on ABS held as of December 31, 2025, 2024, and 2023, respectively, pursuant to SSAP No. 43.

If the fair value of a bond, other than those subject to SSAP No. 43, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital and Surplus date, the Company assesses whether the impairment is an OTTI. An OTTI has occurred when it is probable that all amounts due according to the contractual terms will not be collected or when a decision to sell the bond at an amount below its carrying value has been made. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

The Company performs quarterly procedures in determining whether a security is other-than-temporarily impaired. The process involves a screening of all securities with a fair value less than the amortized cost basis. As part of this screening, the Company also incorporates a monitor and watch list maintained by investment managers. Inclusion in this list may be driven by heightened risk of particular sectors driven by macro events or credit events on individual issuers or particular investments, such as a ratings downgrade. Based on the evidence, securities identified may be subject to further review to evaluate issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. Upon completion of this screening process, the relevant information is provided to the Company’s Asset Valuation Committee, which is composed of investment and finance professionals, to exercise judgment and conclude on whether there is an OTTI.

Should it be determined that a security is other-than-temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. A summary of impairments incurred by the Company for the years ended December 31, 2025, 2024, and 2023 is as follows:

	For the years ended December 31
	2025	2024	2023
Bonds (Including those subject to SSAP No. 43)	$—	$47,371	$2,217
Bonds - ICO	593	—	—
Residual equity tranches	5,132	4,944	25,110
Equity interests	4,259	—	8,250

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following tables analyze the Company’s investment positions with unrealized losses, segmented by type of security and period of continuous unrealized loss, as of December 31, 2025 and 2024:

(in Thousands except # of securities)
	2025
	Less than 12 months			12 months or more			Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Bonds:
ICO:
U.S. Government Obligations	2	$188,165	$(387)	11	$119,932	$(4,421)	13	$308,097	$(4,808)
Other U.S. Government Obligations	1	4,951	(49)	57	66,773	(22,850)	58	71,724	(22,899)
Non-U.S. Sovereign Jurisdiction Securities	—	—	—	9	18,857	(3,366)	9	18,857	(3,366)
Municipal Bonds – General Obligations (Direct & Guaranteed)	1	74	(1)	36	14,098	(3,759)	37	14,172	(3,760)
Municipal Bonds – Special Revenue	7	892	(19)	69	37,258	(9,578)	76	38,150	(9,597)
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	4	1,952	(20)	36	42,651	(5,457)	40	44,603	(5,477)
Corporate Bonds (Unaffiliated)	139	851,112	(5,639)	666	3,501,238	(456,787)	807	4,352,350	(462,426)
Corporate Bonds (Affiliated)	101	6,616,090	(270,660)	69	3,093,886	(250,311)	168	9,709,976	(520,971)
Single Entity Backed Obligations (Unaffiliated)	—	—	—	30	50,789	(3,623)	30	50,789	(3,623)
SVO-Identified Bond Exchange Traded Funds – Systematic Value	—	—	—	3	1,632	(149)	3	1,632	(149)
Bonds Issued from SEC-Registered Business Development Corps, Closed End Funds & REITS (Unaffiliated)	4	70,990	(444)	14	12,836	(906)	18	83,826	(1,350)
Bank Loans – Issued (Unaffiliated)	13	92,474	(2,376)	2	1,107	(67)	15	93,581	(2,443)
Bank Loans – Acquired (Unaffiliated)	7	11,916	(362)	2	1,982	(576)	9	13,898	(938)
Mortgages Loans that Qualify as SVO-Identified Credit Tenant Loans (Unaffiliated)	—	—	—	2	9,598	(1,602)	2	9,598	(1,602)

Total ICO	279	$7,838,616	$(279,957)	1,006	$6,972,636	$(763,452)	1,285	$14,811,252	$(1,043,409)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

ABS:
Agency RMBS – Guaranteed	4	$52,956	$(177)	5	$6,595	$(179)	9	$59,551	$(356)
Agency CMBS – Guaranteed	15	63,534	(4,986)	9	43,680	(6,679)	24	107,214	(11,665)
Agency RMBS – Not/Partially Guaranteed	12	177,076	(990)	92	96,665	(5,185)	104	273,741	(6,175)
Agency CMBS – Not/Partially Guaranteed	3	11,519	(97)	58	157,894	(19,543)	61	169,413	(19,640)
Non-Agency RMBS (Unaffiliated)	59	519,651	(4,569)	53	70,735	(3,695)	112	590,386	(8,264)
Non-Agency CMBS (Unaffiliated)	2	4,382	(9)	58	140,590	(10,117)	60	144,972	(10,126)
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	103	726,855	(7,657)	58	342,002	(9,812)	161	1,068,857	(17,469)
Other Financial ABS – Self-Liquidating (Unaffiliated)	29	217,323	(2,230)	32	369,301	(10,696)	61	586,624	(12,926)
Other Financial ABS – Self-Liquidating (Affiliated)	—	—	—	2	107,334	(29,786)	2	107,334	(29,786)
Equity Backed Securities (Unaffiliated)	—	—	—	4	34,565	(2,105)	4	34,565	(2,105)
Other Financial ABS – Not Self-Liquidating (Unaffiliated)	3	60,523	(878)	1	705	(1)	4	61,228	(879)
Other Non-Financial ABS – Practical Expedient (Unaffiliated)	2	789	(11)	11	39,353	(1,064)	13	40,142	(1,075)
Lease-Backed Securities – Full Analysis (Unaffiliated)	7	82,997	(566)	40	71,840	(5,532)	47	154,837	(6,098)
Other Non-Financial ABS – Full Analysis (Unaffiliated)	6	124,983	(584)	17	34,067	(1,908)	23	159,050	(2,492)

Total ABS	245	$2,042,589	$(22,755)	440	$1,515,325	$(106,304)	685	$3,557,914	$(129,057)

Total Bonds	524	$9,881,204	$(302,712)	1,446	$8,487,961	$(869,756)	1,970	$18,369,166	$(1,172,466)

Preferred Stocks	2	$23,989	$(210)	5	$93,916	$(5,182)	7	$117,905	$(5,392)

Common Stocks (Unaffiliated)	—	$—	$—	4	$20,711	$(8,070)	4	$20,711	$(8,070)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

(in Thousands except # of securities)
	2024
	Less than 12 months			12 months or more			Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	17	$97,872	$(2,491)	19	$199,778	$(21,265)	36	$297,650	$(23,756)
All Other Governments	3	2,913	(74)	7	6,449	(2,161)	10	9,362	(2,235)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	1	109	(5)	1	109	(5)
U.S. Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	6	7,408	(101)	40	17,696	(5,734)	46	25,104	(5,835)
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	55	170,844	(2,089)	338	584,679	(82,155)	393	755,523	(84,245)
Industrial and Miscellaneous (Unaffiliated) (Restated)	552	2,580,041	(79,404)	989	3,881,947	(533,037)	1,541	6,461,988	(612,441)
Hybrid Securities	5	42,192	(665)	31	56,281	(6,579)	36	98,473	(7,244)
Parent, Subsidiaries and Affiliates (Restated)	5	215,321	(3,428)	78	3,324,500	(232,717)	83	3,539,822	(236,144)
SVO Identified Exchange Traded Funds	3	1,585	(631)	—	—	—	3	1,585	(631)

Total Bonds	646	$3,118,177	$(88,883)	1,503	$8,071,440	$(883,652)	2,149	$11,189,616	$(972,535)

Preferred Stocks	4	$5,771	$(1,841)	2	$87,042	$(1,466)	6	$92,813	$(3,307)

Common Stocks (Unaffiliated)	3	$5,930	$(64)	2	$14,972	$(5,074)	5	$20,902	$(5,138)

The unrealized losses of $1,172,466 on bonds as of December 31, 2025 were primarily attributable to higher interest rates and wider spread levels. As disclosed above, the Company’s bond portfolio was composed of 96.6% of investment-grade bonds as of December 31, 2025, which did not materially change from the 95.3% held at December 31, 2024. Full repayment of principal and interest is expected. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than par, which will equal amortized cost at maturity. Because the Company did not intend to sell these investments or lack the ability to hold them to recovery at December 31, 2025, these investments were not considered other-than-temporarily impaired.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

5GI Securities

Securities with NAIC designation of 5GI are deemed to possess the credit characteristics of, and incur the regulatory treatment associated with, securities assigned an NAIC 5 designation. The Company’s overall exposure to 5GI securities is shown below:

Investment	Number of 5GI Securities		Carry Value		Aggregate Fair Value
	12/31/2025	12/31/2024	12/31/2025	12/31/2024	12/31/2025	12/31/2024
Bonds - ICO	20	27	$52,192	$143,665	$52,002	$144,504
Bonds - ABS	1	—	6,527	—	6,710	—
Preferred Stock	3	2	263,243	261,199	263,243	261,199

Total	24	29	$321,962	$404,864	$321,955	$405,703

5.	Mortgage Loans

The Company invests in commercial and residential first mortgage loans primarily in the United States. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the carrying value of the Company’s mortgage loan portfolio as of December 31, 2025 and 2024:

	2025		2024

Geographic region:	Carrying value	Percentage of total	Carrying value	Percentage of total
East	$690,820	24.0%	$421,409	19.2%
Midwest	162,895	5.7%	217,563	9.9%
South	1,570,391	54.6%	1,176,082	53.6%
West	452,502	15.7%	378,914	17.3%

	$2,876,608	100.0%	$2,193,968	100.0%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following table shows the carrying value by collateral type of the Company’s mortgage loan portfolio as of December 31, 2025 and 2024:

	2025		2024

Collateral type:	Carrying value	Percentage of total	Carrying value	Percentage of total
Shopping centers	$114,345	4.0%	$10,922	0.5%
Office buildings	213,400	7.4%	145,939	6.7%
Industrial	287,462	10.0%	307,193	14.0%
Mixed use	37,530	1.3%	4,277	0.2%
Multifamily	2,043,546	71.0%	1,353,418	61.7%
Single family	28,330	1.0%	218,150	9.9%
Hotels	151,995	5.3%	154,069	7.0%

	$2,876,608	100.0%	$2,193,968	100.0%

The Company originated 37 and 21 commercial mortgage loans in 2025 and 2024, respectively, and made additional investments after acquisition each year with a total cost of new loans of $782,666 and $576,557, respectively. The Company originated 427 and 85 new residential mortgage loans in 2025 and 2024, respectively, with a total cost of $233,796 and $55,921, respectively. Minimum and maximum rates of the new loans ranged from 4.8% to 13.0% and 5.5% to 14.2% in 2025 and 2024, respectively. During the years ended December 31, 2025 and 2024, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties. At the time the original loan was made during 2025, the loan to value ratio (“LTV”) was no more than 116.5% for commercial mortgages and no more than 92.5% for residential loans made during 2025. At the time the original loan was made during 2024, the LTV was no more than 67.8% of the property’s value for commercial mortgages, and no more than 89.9% for residential loans.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2025 and 2024. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2,460 at December 31, 2025 and 2024. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2025 and 2024, the Company individually and collectively evaluated loans with a net carrying value of $2,876,608 and $2,193,968, respectively.

As of December 31, 2025 and 2024, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were 18 loans totaling $10,456 past due greater than 90 days at December 31, 2025, and there were 6 loans totaling $6,565 past due greater than 90 days at December 31, 2024.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value. Other information is as follows:

	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2025
Recorded Investment
Current	$—	$384,440	$—	$2,437,877	$26,645	$2,848,962
30 - 59 Days Past Due	—	3,608	—	—	—	3,608
60 - 89 Days Past Due	—	13,582	—	—	—	13,582
90 - 179 Days Past Due	—	3,642	—	—	—	3,642
180 + Days Past Due	—	6,814	—	—	—	6,814
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$3,642	$—	$—	$—	$3,642
Interest Accrued	—	96	—	—	—	96
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$6,814	$—	$—	$—	$6,814
Interest Accrued	—	225	—	—	—	225
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$112,547	$—	$112,547

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2024
Recorded Investment
Current	$—	$204,871	$—	$1,881,643	$54,024	$2,140,538
30 - 59 Days Past Due	—	874	—	40,151	—	41,025
60 - 89 Days Past Due	—	5,840	—	—	—	5,840
90 - 179 Days Past Due	—	6,065	—	—	—	6,065
180 + Days Past Due	—	500	—	—	—	500
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$6,065	$—	$—	$—	$6,065
Interest Accrued	—	197	—	—	—	197
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$500	$—	$—	$—	$500
Interest Accrued	—	47	—	—	—	47
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$84,199	$—	$84,199

The Company had no investments in impaired loans during 2025 or 2024.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2025 and 2024:

	2025	2024
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Direct Write-downs Charged Against The Allowances	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2025 or 2024.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The credit quality of the Company’s mortgage loans is assessed using the debt service coverage ratio (“DSC”) and LTV. LTV is calculated using the most recently available appraisal value divided by the carrying value. LTV is calculated at the time of origination and is updated annually. The DSC is calculated by dividing net operating income by total debt service and is updated annually. The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2025 and 2024:

	2025
	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$525,691	$302,593	$161,467	$989,751
60%-69.99%	267,138	344,036	401,770	1,012,944
70%-79.99%	139,610	28,076	46,000	213,686
80% or greater	154,690	—	93,450	248,140

Total (*)	$1,087,129	$674,705	$702,687	$2,464,521

	2024
	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$264,411	$575,856	$231,900	$1,072,167
60%-69.99%	253,005	270,803	158,144	681,952
70%-79.99%	55,925	47,900	86,255	190,080
80% or greater	31,618	—	—	31,618

Total (*)	$604,959	$894,559	$476,299	$1,975,817

(*) excludes residential mortgages of $412,087 and $218,151 as of December 31, 2025 and 2024, respectively.

6.	Repurchase Agreements and Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions; however, the Company has received United States Treasuries on occasion. In the case of United States Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

An overview of the Company’s repurchase agreements as of December 31, 2025 is as follows:

Type of Repurchase Trades Used:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Bilateral (YES/NO)	Yes	Yes	Yes	Yes
Tri-Party (YES/NO)	No	No	No	No

Original (Flow) & Residual Maturity:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Open - No Maturity	$27,209	$27,209	$36,270	$34,718
Overnight	—	—	—	—
2 Days to 1 Week	—	283,333	—	—
> 1 Week to 1 Month	9,968	2,434	201,905	—
> 1 Month to 3 Months	17,173	327,417	322,651	412,046
> 3 Months to 1 Year	929,173	685,012	605,723	606,876
> 1 Year	—	—	—	—
Ending Balance
Open - No Maturity	$27,209	$36,270	$38,082	$32,350
Overnight	—	—	—	—
2 Days to 1 Week	—	—	—	—
> 1 Week to 1 Month	9,968	206,291	—	—
> 1 Month to 3 Months	17,173	321,297	235,000	406,974
> 3 Months to 1 Year	929,173	607,281	462,710	262,967
> 1 Year	—	—	—	—

Securities “Sold” Under Repurchase - Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
BACV	XXX	XXX	XXX	$1,053,640
Nonadmitted - Subset of BACV	XXX	XXX	XXX	—
Fair Value	$1,130,182	$1,505,737	$1,337,658	$1,112,381
Ending Balance
BACV	XXX	XXX	XXX	$702,291
Nonadmitted - Subset of BACV	XXX	XXX	XXX	—
Fair Value	$1,130,182	$1,342,443	$824,744	$737,735

BACV = Book-Adjusted Carrying Value

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation:

	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
ICO - BACV	$—	$187,189	$184,235	$—	$—	$—	$—	$—
ICO - FV	—	193,529	193,730	—	—	—	—	—
ABS - BACV	—	330,867	—	—	—	—	—	—
ABS - FV	—	350,476	—	—	—	—	—	—
Total Assets - BACV	$—	$518,056	$184,235	$—	$—	$—	$—	$—
Total Assets - FV	$—	$544,005	$193,730	$—	$—	$—	$—	$—
FV = Fair Value

Collateral Received - Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Cash	$—	$—	$—	$—
Securities (FV)	1,130,182	1,505,737	1,337,658	1,112,381
Ending Balance
Cash	$—	$—	$—	$—
Securities (FV)	1,130,182	1,342,443	824,744	737,735

Cash & Non-Cash Collateral Received - Secured Borrowing by NAIC Designation:

	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
ICO - FV	$—	$193,529	$193,730	$—	$—	$—	$—	$—
ABS - FV	—	350,476	—	—	—	—	—	—
Total Collateral Assets - FV	$—	$544,005	$193,730	$—	$—	$—	$—	$—

Allocation of Aggregate Collateral by Remaining Contractual Maturity:

Fair Value
Overnight and Continuous	$33,819
30 Days or Less	—
31 to 90 Days	424,208
> 90 Days	279,708

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (“MRA”) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same counterparty. The Company’s decision to do so will be dependent on its liquidity needs and assessment of the counterparty, as well as the collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with these transactions.

An overview of the Company’s reverse repurchase agreements as of December 31, 2025 is as follows:

Type of Repurchase Trades Used:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Bilateral (Yes/No)	Yes	Yes	Yes	Yes
Tri-Party (Yes/No)	No	No	No	No

Original (Flow) & Residual Maturity:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Open - No Maturity	$—	$—	$—	$—
Overnight	—	—	—	—
2 Days to 1 Week	—	—	—	—
> 1 Week to 1 Month	—	—	—	—
> 1 Month to 3 Months	40,000	315,000	315,000	—
> 3 Months to 1 Year	1,341,907	1,351,721	1,351,721	1,725,859
> 1 Year	—	—	—	—
Ending Balance
Open - No Maturity	$—	$—	$—	$—
Overnight	—	—	—	—
2 Days to 1 Week	—	—	—	—
> 1 Week to 1 Month	—	—	127,000	—
> 1 Month to 3 Months	40,000	315,000	97,704	—
> 3 Months to 1 Year	1,341,907	1,351,721	1,251,075	1,725,859
> 1 Year	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Fair Value of Securities Acquired Under Repurchase—Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount	$1,741,714	$2,145,425	$2,145,425	$2,213,079
Ending Balance	$1,741,714	$2,145,425	$1,913,979	$2,213,079

Securities Acquired Under Repurchase—Secured Borrowing by NAIC Designation:

	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
ICO - FV	$2,213,079	$—	$—	$—	$—	$—	$—	$—
ABS - FV	—	—	—	—	—	—	—	—
Total Assets	$2,213,079	$—	$—	$—	$—	$—	$—	$—

Collateral Pledged - Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Cash	$—	$—	$—	$—
Securities (FV)	1,741,714	2,145,425	2,145,425	2,213,079
Securities (BACV)	XXX	XXX	XXX	XXX
Nonadmitted	XXX	XXX	XXX	XXX
Ending Balance
Cash	$—	$—	$—	$—
Securities (FV)	1,741,714	2,145,425	1,913,979	2,213,079
Securities (BACV)	—	—	—	1,725,859
Nonadmitted	—	—	—	—

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

7.	Investment Gains and Losses

Realized capital gains and losses on bonds, preferred stock, mortgages, and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statutory Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of capital and surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Reported realized gains and losses for the years ended December 31, 2025, 2024, and 2023, respectively, are summarized as follows:

	Years Ended December 31,
	2025	2024	2023
Realized gains (losses):
Bonds	$20,668	$(53,388)	$(158,598)
Preferred stocks	(76,991)	(39,236)	(7,246)
Common stocks	(2,226)	22,914	28,081
Common Stocks of Affiliates	(1,980)	—	—
Mortgage loans	(514)	547	(31)
Derivatives	(84,862)	(170,259)	(63,921)
Other invested assets	(6,308)	(1,189)	(24,778)
Cash, cash equivalents and short-term investments	—	1	(6)
Reinsurance realized gains	82,050	169,467	59,814
Realized gain on currency foreign exchange	1,036	—	—

Subtotal	(69,128)	(71,143)	(166,685)
Less capital gains tax benefit	(76)	(5,511)	(18,439)

Net realized losses	(69,052)	(65,632)	(148,246)

Less losses transferred to IMR (net of taxes)	(59,409)	(40,634)	(155,453)

Net realized gains (losses) after tax and IMR transfer	$(9,643)	$(24,998)	$7,207

Proceeds from sales of investments in bonds and stocks (excluding maturity proceeds) during 2025, 2024, and 2023 were $5,138,226, $4,455,828, and $1,584,172, respectively, including non-cash transactions of $738,124, $487,835, and $585,134, respectively. Gross gains of $55,084, $47,044, and $32,519, respectively, and gross losses of $114,278, $65,284, and $159,815 were realized on those sales during 2025, 2024, and 2023, respectively. Proceeds from prepayment penalties and/or acceleration fees in bonds reported as investment income were ($2,141), $(1,651) and $270 during 2025, 2024, and 2023, respectively, with net realized losses on those transactions of $4,201, $1,030, and $138, during 2025, 2024, and 2023, respectively.

Unrealized gains and losses and related deferred capital gains tax were as follows:

	Years Ended December 31,
	2025	2024	2023
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$(2,507)	$796	$(118)
Preferred stocks (unaffiliated)	(1,914)	(1,672)	3,129
Preferred stocks (affiliated)	(73)	5,144	—
Common stocks (unaffiliated)	(651)	(1,042)	868
Common stocks (affiliated)	6,252	4,075	(6,723)
Derivatives	(39,437)	26,682	(5,718)
Other invested assets	(110,778)	27,428	55,814

Subtotal	(149,108)	61,411	47,252
Deferred capital gains tax	(3,055)	2,147	4,416

Total	$(146,053)	$59,264	$42,836

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

8.	Net Investment Income

Major categories of net investment income for the years ended December 31, 2025, 2024, and 2023, respectively, are summarized as follows:

	Years Ended December 31,
	2025	2024	2023
Income:
Bonds	$1,681,275	$1,321,414	$963,014
Preferred stocks	43,193	45,785	27,470
Common stocks	13,543	15,523	36,809
Mortgage loans	160,149	135,032	109,675
Real Estate	4,200	—	—
Contract loans	14,852	14,635	14,952
Derivative instruments	(55,025)	(95,257)	(178,156)
Other invested assets	100,845	85,771	69,754
Cash, cash equivalents and short-term investments	312,108	296,301	203,442
Other investment income	264,052	78,088	69,385

Total gross investment income	2,539,192	1,897,292	1,316,345
Interest expense on surplus notes	(30,237)	(30,237)	(30,236)
Investment expenses	(56,732)	(58,481)	(44,345)
Depreciation on real estate and other invested assets	(8,392)	—	—

Net investment income before amortization of IMR	2,443,831	1,808,574	1,241,764
Amortization of IMR	2,765	(1,792)	1,787

Net investment income	$2,446,596	$1,806,782	$1,243,551

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company had investment income due and accrued excluded from surplus of $225 and $46, respectively, for the years ended December 31, 2025 and 2024.

The cumulative amount of paid-in-kind interest included in principal balances was $36,172 and $81,975 for the years ended December 31, 2025 and 2024, respectively. The Company holds investments in trust notes that allow for deferred interest. The Company recorded deferred interest of $159,580 and $114,223 during 2025 and 2024, respectively.

9.	Derivatives

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, FIA, and variable annuity products. Futures are used to hedge equity exposure included in FIAs, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Interest rate swaps, options, swaptions, and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated as an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

The Company uses options to hedge the equity exposure embedded in its FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI”) Sectors III Index, the Deutsche Bank Momentum Asset Allocator (“MAA”) indices, the Barclays First Trust Capital Strength Barclays 5% Index (“FTCS”), and the RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair value changes in the options embedded within the annuity contract are recorded through income. The Company purchases certain of these options through its investment subsidiary, DLIH 2016-1, which is accounted for in accordance with SSAP No. 48.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy, or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2025 and 2024, the Company pledged $147,139 and $130,800, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2025 and 2024, counterparties pledged to the Company $44,772 and $62,799, respectively, in collateral comprised of cash, U.S. Treasury securities, and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2025
	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$8,303,546	$160,930	$—	$160,930
Total return swaps	55,000	384	—	384
Currency swaps	305,296	(2,195)	—	(2,195)
FX forwards	83,155	(836)	—	(836)
Equity forwards	1,033,875	(5,001)	—	(5,001)
Payor swaptions	32,200	(8,382)	135	(8,517)

Total	$9,813,072	$144,900	$135	$144,765

	Outstanding at December 31, 2024
	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$7,894,096	$155,394	$—	$155,394
Total return swaps	5,000	(15)	—	(15)
Equity future forwards	890,363	28,496	—	28,496
FX forwards	69,950	2,314	—	2,314

Total	$8,859,409	$186,189	$—	$186,189

At December 31, 2025 and 2024, open futures contracts had a notional value of $1,686,571, and $1,649,589 and a fair value of ($1,212) and ($2,649), respectively. These amounts did not include the component of variation margin that had already been cash settled. The Company did not have derivative contracts with financing premiums during 2025 or 2024.

10.	Reinsurance

The Company participates in reinsurance with other insurance companies to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely. The Company had no uncollectible reinsurance balances written off and no commutation of ceded reinsurance during the years ended December 31, 2025, 2024, and 2023.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Effective January 1, 2018, the Company established a coinsurance and modified coinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) under which it cedes certain in-force variable annuity base contracts. For the years ended December 31, 2025, 2024, and 2023, premiums ceded under the agreement were $293,331, $388,744, and $273,442, respectively, and benefits ceded (including policy surrenders) were $1,191,000, $1,245,115, and $1,082,509, respectively.

Effective April 1, 2018, the Company established a coinsurance with funds withheld agreement with Hannover under which the Company cedes guaranteed lifetime withdrawal benefit risks associated with certain of the Company’s FIA contracts.

Effective April 1, 2025, the Company established a coinsurance with funds withheld agreement with Hannover Life Reassurance Company of America (Bermuda) Ltd, under which the Company cedes guaranteed lifetime withdrawal benefit risks associated with certain of the Company’s FIA contracts.

Effective July 1, 2025, the Company established a coinsurance agreement with Mitsui Sumitomo Primary Life Insurance Company, Limited (“MSPL”), under which the Company assumes certain liabilities associated with FIA and fixed annuity (“FA”) contracts issued by MSPL in Japan. Under this agreement, the Company assumes 100% of the risks related to surrender benefits, death benefits, maturity values, trail ceding commissions, and broker fees associated with the fixed portion of the FIA contracts and 50% of all risks associated with the FA contracts. For the year ended December 31, 2025, premiums and reserves assumed under this agreement were $214,099 and $216,192, respectively.

Effective October 1, 2025, the Company established a proportional indemnity coinsurance agreement with New Reinsurance Company, LTD (“New Reinsurance”) under which the Company cedes a quota share of risks associated with multi-year guaranteed annuity (“MYGA”) contracts issued by the Company from January 1, 2025 to December 31, 2025 and MYGA contracts that will be issued by the Company in the future. As a result of this agreement, the Company recorded a deferred reinsurance gain, net of current year amortization, of $148,197 within the Statutory Statements of Changes in Capital and Surplus as of December 31, 2025.

The Company has a reinsurance agreement with DLRC in which the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). The VA Treaty transfers hedging risks to DLRC but does not transfer insurance risks. Therefore, the treaty is accounted for using deposit accounting. As a result, certain gains (losses) previously accounted for as other changes in capital and surplus, net investment income, and net realized capital gains (losses) are accounted for as investment (expense) on reinsurance deposit asset/liability. Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. Investment (income) expense on funds held represents amounts paid or received on hedging instruments that were ceded under the VA Treaty. Ceded realized gains and losses are reported in net realized capital gains (losses). Investment income (expense) on funds held—unrealized represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. Investment (expense) on reinsurance deposit asset/liability represents the net gains and losses on all hedging instruments ceded under the VA Treaty.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

A summary of the pretax impacts of the VA Treaty on the Company’s Statutory Statements of Operations and Statutory Statements of Changes in Capital and Surplus for the years ended December 31, 2025, 2024, and 2023 is as follows:

	Treaty Impacts
	2025	2024	2023
Statements of Operations
Investment (Expense) on Reinsurance Deposit Asset/Liability	$(161,359)	$(246,024)	$(261,142)

Total Revenue	(161,359)	(246,024)	(261,142)
Investment Income on Funds Withheld	(52,746)	(97,179)	(193,389)

Total Policyholder Benefits and Expenses	(52,746)	(97,179)	(193,389)
Net Realized Capital Gains	82,050	169,467	59,814

Net Income (Loss)	(26,563)	20,622	(7,939)

Statements of Changes in Capital and Surplus
Investment Income (Expense) on Funds Held - Unrealized	26,563	(20,622)	7,939

Net Change in Capital and Surplus from VA Treaty (excluding reinsurance fee)	$—	$—	$—

The Company recognized a reinsurance deposit liability of $99,982 and $16,639 with a corresponding amount receivable from DLRC reported as Other amounts receivable under affiliated reinsurance contracts at December 31, 2025 and 2024, respectively.

Until December 1, 2024, the Company had a reinsurance agreement with Barbco under which it ceded risks associated with certain of the Company’s in-force COLI and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis (the “COLI Agreement”). The Company also had a reinsurance agreement with Barbco under which it ceded mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis (the “BOLI Agreement”).

During 2024, the COLI Agreement and BOLI Agreement were both amended and restated effective December 1, 2024. The amendments to the COLI Agreement removed the funds-held structure and resulted in an additional block of in-force COLI policies with reserves totaling $78,007 being ceded by the Company. Subsequently, but also effective December 1, 2024, the Company entered into a Novation and Release Agreement by and among Barbco, Somerset Reinsurance Ltd. (“Somerset”), an unaffiliated reinsurer with reciprocal jurisdiction, and the Company, pursuant to which Barbco transferred, assigned, and novated all of its rights, title and interest of, and duties, liabilities and obligations under each of the amended and restated agreements, and Somerset accepted, assumed, and reinsured such rights, title, interests, duties, liabilities, and obligations in order to accomplish novation of the two amended and restated reinsurance agreements to Somerset. As of December 31, 2025 and 2024, the reserve credit for this block of business was $353,486 and $361,802, respectively.

Effective January 2, 2025, the Company established a reinsurance agreement with Nautilus Reinsurance Company (Barbados) Limited under which the Company cedes a block of private placement variable universal life and variable annuity policies on a modified coinsurance basis. Premiums and benefits ceded under this agreement totaled ($90) and $0, respectively, for the year ended December 31, 2025.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Effective December 31, 2023, the Company entered into a reinsurance agreement with DLAC to cede a block of MYGA contracts on a coinsurance basis. Pursuant to the agreement, the Company ceded a 10% quota share of the activity associated with the MYGAs, including initial statutory reserves totaling $118,857 at December 31, 2023, and it received a $6,700 ceding commission from DLAC. In exchange for DLAC’s assumption of the initial statutory reserves, the Company agreed to transfer assets totaling $118,857 to DLAC, which the Company recorded as a reduction to income on the Statutory Statements of Operations during 2023. The assets were subsequently transferred to DLAC during 2024. Benefits ceded under this agreement totaled $60,172 and $4,004, inclusive of surrender benefits and withdrawals for life contracts of $58,885 and $3,973, for the years ended December 31, 2025 and 2024, respectively.

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
	2025	2024	2023
Premiums and Annuity Considerations:
Direct	$11,739,653	$7,246,919	$5,803,753
Assumed - Non-affiliated	210,963	3,136	—
Ceded - Affiliated	—	(42,063)	(49,873)
Ceded - Non-affiliated	(690,232)	(427,966)	(307,555)

Net Premiums and Annuity Considerations	$11,260,384	$6,780,026	$5,446,325

Insurance and Other Individual Policy Benefits and Claims:
Direct	$1,207,515	$959,164	$949,977
Assumed - Non-affiliated	4,170	5,154	3,082
Ceded - Affiliated	(1,287)	(40,254)	(44,762)
Ceded - Non-affiliated	(397,229)	(357,583)	(350,727)

Net Policy Benefits and Claims	$813,169	$566,481	$557,570

11.	Reserves

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

As of December 31, 2025 and 2024, the Company had $4,084 and $5,095, respectively, of insurance in force, for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Premium deficiency reserves to cover the above insurance totaled $0 and $2,816 as of December 31, 2025 and 2024, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

The details for other changes in reserves for the year ended December 31, 2025 were as follows:

	2025
Item	Total	Ordinary Individual Annuities	Group Annuities
Market value adjusted (“MVA”) annuity reclassification from non-insulated separate account to general account	$213,628	$121,776	$91,852

Total change	$213,628	$121,776	$91,852

Other than normal updates of reserves, there were no significant reserve changes for the year ended December 31, 2024.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

12.	Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type Liabilities

As of December 31, 2025, the withdrawal characteristics of the Company’s individual and group annuity reserves and deposit-type contracts are summarized as follows:

Individual Annuities	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$30,972,922	$—	$—	$30,972,922	87.2%
At Book Value Less Current Surrender Charge of 5% or More	1,238,988	—	22,150	1,261,138	3.6%
At Fair Value	—	—	1,634,989	1,634,989	4.6%

Total with Adjustment or at Market Value	32,211,910	—	1,657,139	33,869,049	95.4%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,416,582	—	—	1,416,582	4.0%
Not Subject to Discretionary Withdrawal	181,685	—	43,161	224,846	0.6%

Total (Gross: Direct and Assumed)	33,810,177	—	1,700,300	35,510,477	100.0%
Reinsurance Ceded	937,492	—	—	937,492

Total (Net)	$32,872,685	$—	$1,700,300	$34,572,985

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$83,674	$—	$19,717	$103,391

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Group Annuities	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$80,572	$—	$—	$80,572	1.0%
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
At Fair Value	—	—	6,481,700	6,481,700	82.2%

Total with Adjustment or at Market Value	80,572	—	6,481,700	6,562,272	83.2%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	24,892	—	—	24,892	0.3%
Not Subject to Discretionary Withdrawal	152,015	1,143,857	—	1,295,872	16.4%

Total (Gross: Direct and Assumed)	257,479	1,143,857	6,481,700	7,883,036	100.0%
Reinsurance Ceded	117,677	—	—	117,677

Total (Net)	$139,802	$1,143,857	$6,481,700	$7,765,359

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

Deposit-Type Contracts (no life contingencies)	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$—	$—	$—	—%
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
At Fair Value	—	—	354,593	354,593	5.6%

Total with Adjustment or at Market Value	—	—	354,593	354,593	5.6%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
Not Subject to Discretionary Withdrawal	5,929,905	—	—	5,929,905	94.4%

Total (Gross: Direct and Assumed)	5,929,905	—	354,593	6,284,498	100.0%
Reinsurance Ceded	1,985	—	—	1,985

Total (Net)	$5,927,920	$—	$354,593	$6,282,513

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the Company’s General Account and Separate Accounts as of December 31, 2025:

December 31, 2025
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$32,840,793
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	171,693
Exhibit 7, Deposit-Type Contracts	5,927,920

Subtotal General Account	38,940,406
Separate Account Annual Statement:
Exhibit 3, Annuities Section, Total (net)	9,282,696
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	43,161
Other contract deposit funds	354,593

Subtotal Separate Account	9,680,450

Combined Total	$48,620,856

As of December 31, 2024, the withdrawal characteristics of the Company’s individual and group annuity reserves and deposit-type contracts are summarized as follows:

Individual Annuities	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$22,779,654	$121,776	$—	$22,901,430	85.9%
At Book Value Less Current Surrender Charge of 5% or More	883,214	—	—	883,214	3.3%
At Fair Value	—	—	1,372,595	1,372,595	5.1%

Total with Adjustment or at Market Value	23,662,868	121,776	1,372,595	25,157,239	94.4%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,271,125	—	—	1,271,125	4.8%
Not Subject to Discretionary Withdrawal	188,485	—	46,437	234,922	0.9%

Total (Gross: Direct and Assumed)	25,122,478	121,776	1,419,032	26,663,286	100.0%
Reinsurance Ceded	371,053	—	—	371,053

Total (Net)	$24,751,425	$121,776	$1,419,032	$26,292,233

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$58,372	$—	$—	$58,372

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Group Annuities	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$91,852	$—	$91,852	1.3%
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
At Fair Value	—	—	6,776,480	6,776,480	96.0%

Total with Adjustment or at Market Value	—	91,852	6,776,480	6,868,332	97.3%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	27,969	—	—	27,969	0.4%
Not Subject to Discretionary Withdrawal	163,499	—	—	163,499	2.3%

Total (Gross: Direct and Assumed)	191,468	91,852	6,776,480	7,059,800	100.0%
Reinsurance Ceded	78,420	—	—	78,420

Total (Net)	$113,048	$91,852	$6,776,480	$6,981,380

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

Deposit-Type Contracts (no life contingencies)	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$—	$—	$—	—%
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
At Fair Value	—	—	330,532	330,532	10.9%

Total with Adjustment or at Market Value	—	—	330,532	330,532	10.9%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
Not Subject to Discretionary Withdrawal	2,710,520	—	—	2,710,520	89.1%

Total (Gross: Direct and Assumed)	2,710,520	—	330,532	3,041,052	100.0%
Reinsurance Ceded	2,411	—	—	2,411

Total (Net)	$2,708,109	$—	$330,532	$3,038,641

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the Company’s General Account and Separate Accounts as of December 31, 2024:

December 31, 2024
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$24,687,251
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	177,221
Exhibit 7, Deposit-Type Contracts	2,708,109

Subtotal General Account	27,572,581
Separate Account Annual Statement:
Exhibit 3, Annuities Section, Total (net)	8,362,703
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	46,437
Other contract deposit funds	330,533

Subtotal Separate Account	8,739,673

Combined Total	$36,312,254

13.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The amounts of account value, cash value, and reserve breakouts of life insurance by withdrawal characteristics for the Company’s General Account products and Separate Account non-guaranteed products are shown in the tables below as of December 31, 2025 or 2024. The Company had no life Separate Account products with guarantees at December 31, 2025 or 2024.

	December 31, 2025
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	30,088	28,280	31,323
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	15,585	15,585	17,493
Variable Universal Life	387,218	388,805	389,596
Miscellaneous Reserves	536,966	536,612	537,604
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	XXX	XXX	168
Accidental Death Benefits	XXX	XXX	—
Disability - Active Lives	XXX	XXX	6
Disability - Disabled Lives	XXX	XXX	221
Miscellaneous Reserves	XXX	XXX	2,331

Total (gross: direct + assumed)	969,857	969,282	978,742

Reinsurance Ceded	352,084	353,694	370,367

Total (net)	$617,773	$615,588	$608,375

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

December 31, 2025
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	48,830	48,830	48,830
Variable Universal Life	7,915,566	7,915,566	7,814,460
Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	—
Disability - Active Lives	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—

Total (gross: direct + assumed)	7,964,396	7,964,396	7,863,290

Reinsurance Ceded	—	—	—

Total (net)	$7,964,396	$7,964,396	$7,863,290

Below is a reconciliation of the life reserves from the Company’s General Account and Separate Accounts as of December 31, 2025:

December 31, 2025
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$604,846
Exhibit 5, Disability - Disabled Lives Section, Total (net)	221
Exhibit 5, Miscellaneous Reserves Section, Total (net)	3,308

Subtotal General Account	608,375

Separate Account Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	7,863,290

Subtotal Separate Account	7,863,290

Combined Total	$8,471,665

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2024
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	31,983	29,702	33,591
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	15,137	15,137	15,137
Variable Universal Life	390,862	392,591	402,821
Miscellaneous Reserves	570,381	569,978	571,000
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	XXX	XXX	153
Accidental Death Benefits	XXX	XXX	—
Disability - Active Lives	XXX	XXX	7
Disability - Disabled Lives	XXX	XXX	222
Miscellaneous Reserves	XXX	XXX	5,847

Total (gross: direct + assumed)	1,008,363	1,007,408	1,028,778

Reinsurance Ceded	360,453	362,296	381,768

Total (net)	$647,910	$645,112	$647,010

December 31, 2024
Separate Account Non-Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	—	—	—
Variable Universal Life	49,304	49,304	49,304
Miscellaneous Reserves	7,732,027	7,732,027	7,726,571
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	—
Disability - Active Lives	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—

Total (gross: direct + assumed)	7,781,331	7,781,331	7,775,875

Reinsurance Ceded	—	—	—

Total (net)	$7,781,331	$7,781,331	$7,775,875

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Below is a reconciliation of the life reserves from the Company’s General Account and Separate Accounts as of December 31, 2024:

December 31, 2024
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$639,926
Exhibit 5, Disability - Active Lives Section, Total (net)	—
Exhibit 5, Disability - Disabled Lives Section, Total (net)	222
Exhibit 5, Miscellaneous Reserves Section, Total (net)	6,862

Subtotal General Account	647,010

Separate Account Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	7,775,875

Subtotal Separate Account	7,775,875

Combined Total	$8,422,885

14.	Separate Accounts

Certain prior period balances within this note have been restated to reflect additional related-party investments that were omitted from the Company’s previously issued financial statements.

The Company has established insulated Separate Accounts applicable to various classes of contracts, including those providing variable benefits, funding agreements, and pension risk transfer (“PRT”) group annuity contracts.

Contracts for which funds are invested in unitized insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits, and in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserves for life contracts in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statutory Statements of Operations of the General Account.

Contracts for which funds are invested in a non-unitized insulated variable Separate Account established by the Company include private placement variable annuities offered to high-net-worth individuals, private placement variable universal life insurance policies, and group annuity contracts, including unallocated group annuity contracts, and funding agreements issued to related parties. The non-unitized variable Separate Account supports the death benefits, if any, and accumulated contract values of contracts backed by the Separate Account. The Company’s General Account supports optional guarantees and any other fixed obligations of the contracts. Transfers of assets between the Company’s non-unitized variable Separate Account and its General Account are governed by the Plan of Operations of DL Private Variable Account B, as approved by the Delaware Department and made effective on August 29, 2025, and section 2932 of the Delaware Insurance Code.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

In 2025, the Company established an insulated commingled Separate Account to support annuities payable under a number of group fixed annuity contracts issued to employers or trusts in respect of pension plans established for the benefit of employees, former employees, or their beneficiaries in connection with the Company’s entry into the PRT market (the “PRT Contracts”). The assets allocated by the Company to the insulated commingled Separate Account are not unitized and are carried at statutory book value (i.e. general account basis) and investment risk is retained by the Company. These assets support liabilities of the PRT Contracts, and such liabilities are guaranteed by the Company’s General Account. Transfers between the Company’s insulated commingled Separate Account and its General Account are governed by the Plan of Operations of Delaware Life PRT Separate Account A, as approved by the Delaware Department on December 17, 2024, and section 2932 of the Delaware Insurance Code. The Company records premiums related to the PRT Contracts when due in accordance with SSAP No. 51, Life Contracts, and records benefits related to the PRT Contracts when incurred.

The legal insulation of Separate Account assets prevents such assets from being generally available to satisfy General Account claims. In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, versus not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company had previously established a non-insulated Separate Account for certain contracts that included a market value adjustment feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. As of January 1, 2025, the liabilities for these contracts, along with the corresponding assets, were transferred the Company’s General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	Funding Agreements

•	PRT Group Annuity

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2025 and 2024 were attributable to the following products:

	December 31, 2025
Product	Legally Insulated Assets	Not Legally Insulated Assets	Total
Variable Life	$9,048,523	$—	$9,048,523
Variable Annuity	8,270,493	—	8,270,493
Funding Agreements (a)	330,165	—	330,165
PRT Group Annuity (b)	1,147,734	—	1,147,734

Total	$18,796,915	$—	$18,796,915

(a)	Full balance consists of affiliated assets.
(b)	Includes $267,750 of affiliated assets.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2024
Product	Legally Insulated Assets	Not Legally Insulated Assets	Total
Variable Life	$8,861,621	$—	$8,861,621
Variable Annuity	8,274,647	—	8,274,647
Funding Agreements (a)	305,335	—	305,335
MVA Annuity (b)	—	385,779	385,779

Total	$17,441,603	$385,779	$17,827,382

(a)	Full balance consists of affiliated assets (restated).
(b)	Includes $2,393 of affiliated assets (restated).

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less surrender charges, as applicable. The resulting surplus is recorded in the Statutory Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with separate account guarantees, risk charges of $175,175, $190,217, and $182,305 were received by the General Account from the Separate Accounts during the years ended December 31, 2025, 2024, and 2023, respectively.

For the years ended December 31, 2025, 2024, and 2023, the Company’s General Account paid $97,917, $92,975, and $85,397 for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

An analysis of the separate account reserves as of December 31, 2025 and 2024 is as follows:

	December 31, 2025
	Nonindexed Guarantee Less than/ Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits	$13,530	$1,002,481	$348,044	$1,364,055
Reserves at December 31, 2025
For Accounts with Assets at:
Fair Value	15,232	1,128,625	16,399,882	17,543,739
Amortized Cost	—	—	—	—

Total Reserves	$15,232	$1,128,625	$16,399,882	$17,543,739

By Withdrawal Characteristics:
With Market Value Adjustment	$—	$—	$—	$—
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	—	22,150	22,150
At Fair Value	—	—	16,334,571	16,334,571

Subtotal	—	—	16,356,721	16,356,721
Not Subject to Discretionary Withdrawal	15,232	1,128,625	43,161	1,187,018

Total	$15,232	$1,128,625	$16,399,882	$17,543,739

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2024
	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits	$1,835	$376,216	$378,051
Reserves at December 31, 2024
For Accounts with Assets at:
Fair Value	91,852	16,301,920	16,393,772
Amortized Cost	121,776	—	121,776

Total Reserves	$213,628	$16,301,920	$16,515,548

By Withdrawal Characteristics:
With Market Value Adjustment	$213,628	$—	$213,628
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	833,824	833,824
At Fair Value	—	15,421,660	15,421,660

Subtotal	213,628	16,255,484	16,469,112
Not Subject to Discretionary Withdrawal	—	46,436	46,436

Total	$213,628	$16,301,920	$16,515,548

Below is the reconciliation of “Net Transfers from Separate Accounts net of reinsurance” in the Statutory Statements of Operations:

	Years Ended December 31,
	2025	2024	2023
Transfers to Separate Accounts	$1,364,055	$378,051	$307,190
Transfers from Separate Accounts	(1,286,147)	(1,501,963)	(1,290,374)

Net Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$77,908	$(1,123,912)	$(983,184)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

15.	Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and therefore, represents an exit price. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, certain Level 3 derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value (“SSAP No. 100”). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1: Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2: Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

Level 3: Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period. Pursuant to SSAP No. 100, the Company is permitted to utilize net asset value (“NAV”) as a practical expedient to fair value for certain investments that qualify for such treatment. Investments reported at NAV are separately identified in the table below.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Valuation of Financial Instruments Held at Fair Value by Fair Value Hierarchy Levels

The following tables present the Company’s assets and liabilities measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024:

	December 31, 2025
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds
Asset-backed securities	$—	$27,121	$—	$—	$27,121
Preferred Stocks
Industrial and miscellaneous	—	68,864	6,613	—	75,477
Parent, subsidiaries and affiliates	—	246,201	—	—	246,201
Common Stocks
Industrial and miscellaneous	11,973	28,646	25,677	—	66,296
Other Invested Assets
Industrial and miscellaneous	—	36,386	43,414	—	79,800
Residual equity tranches	—	33,388	37,545	1,220	72,153
Derivative assets
Interest rate contracts	667,324	—	—	—	667,324
Equity contracts	2,928	404	—	—	3,332
FX contracts	—	170	103	—	273
Separate Accounts assets (a) (b)	12,262,087	4,433,637	—	142,182	16,837,906

Total assets at fair value/NAV	$12,944,312	$4,874,817	$113,352	$143,402	$18,075,883

Liabilities at fair value:
Derivative liabilities
Interest rate contracts	$507,734	$168	$—	$—	$507,902
Equity contracts	2,632	5,021	—	—	7,653
FX contracts	—	10,746	939	—	11,685

Total liabilities at fair value	$510,366	$15,935	$939	$—	$527,240

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2024
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$51,478	$7,620	$—	$59,098
Preferred Stocks
Industrial and miscellaneous	—	22,216	—	—	22,216
Parent, subsidiaries and affiliates	—	246,274	—	—	246,274
Common Stocks
Industrial and miscellaneous	14,969	288	31,381	3,357	49,995
Other Invested Assets
Industrial and miscellaneous	—	43,103	3,023	—	46,126
Derivative assets
Interest rate contracts	710,540	—	—	—	710,540
Equity contracts	538	28,497	—	—	29,035
FX contracts	—	—	2,392	—	2,392
Separate Accounts assets (a)(b)	12,298,884	3,623,106	302,886	125,578	16,350,454

Total assets at fair value	$13,024,931	$4,014,962	$347,302	$128,935	$17,516,130

Liabilities at fair value:
Derivative liabilities
Interest rate contracts	$581,625	$15	$—	$—	$581,640
Equity contracts	1,259	—	—	—	1,259
FX contracts	—	—	78	—	78

Total liabilities at fair value	$582,884	$15	$78	$—	$582,977

(a)

Separate account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate account assets also exclude $825,704 of non-invested assets not subject to fair value disclosures and $1,133,305 of separate account assets carried at the general account basis at December 31, 2025 and $1,235,380 of investment income and receivables due at 2024, respectively.

(b)

Includes assets with a fair value of $142,182 and $125,578 at December 31, 2025 and 2024 respectively, in hedge funds, private equities, and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or the OTC market. As of December 31, 2025 or 2024, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2025 and December 31, 2024.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following tables are a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the years ended December 31, 2025 and 2024:

2025	Balance at January 1, 2025	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2025
Assets:
Preferred Stocks - Industrial and miscellaneous	$—	$16,755	$(15,212)	$—	$287	$4,783	$—	$—	$—	$6,613
Common Stocks - Industrial and miscellaneous	31,381	89,631	(20,641)	—	337	42,444	—	(117,475)	—	25,677
Bonds - Issuer credit obligations	7,620	—	(5,114)	(90)	158	384	—	(2,958)	—	—
Other Invested Assets - Industrial and miscellaneous	—	87,531	(39,610)	452	(4,629)	530	—	(860)	—	43,414
Other Invested Assets - Residual equity tranches	3,023	18,420	(1,281)	(1,733)	(6,007)	33,592	—	(8,469)	—	37,545
Derivatives - FX contracts	2,392	—	—	5,899	(2,289)	—	—	(5,899)	—	103
Separate Accounts Assets	302,886	—	(302,886)	—	—	—	—	—	—	—

Total Assets	$347,302	$212,337	$(384,744)	$4,528	$(12,143)	$81,733	$—	$(135,661)	$—	$113,352

Liabilities:
Derivatives - FX contracts	$78	$—	$—	$8,711	$861	$—	$—	$(8,711)	$—	$939

Total Liabilities	$78	$—	$—	$8,711	$861	$—	$—	$(8,711)	$—	$939

2024	Balance at January 1, 2024	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Assets:
Common Stocks - Unaffiliated	$20,112	$25,658	$(14,356)	$3,609	$5	$15,737	$—	$(19,384)	$—	$31,381
Bonds - Industrial and miscellaneous - Unaffiliated	—	16,540	—	(4,987)	(158)	—	—	(3,775)	—	7,620
Other Invested Assets	21,493	—	(5,000)	(1,226)	6,198	—	—	(18,442)	—	3,023
Derivative Assets	67	—	—	4,908	2,325	—	—	—	(4,908)	2,392
Separate Accounts Assets	291,900	2	(6,609)	(26)	3,983	162,821	—	(148,725)	(460)	302,886

Total Assets	$333,572	$42,200	$(25,965)	$2,278	$12,353	$178,558	$—	$(190,326)	$(5,368)	$347,302

Liabilities:
FX Contracts	$2,654	$—	$—	$5,700	$(2,576)	$—	$—	$—	$(5,700)	$78

Total Liabilities	$2,654	$—	$—	$5,700	$(2,576)	$—	$—	$—	$(5,700)	$78

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made are the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

Derivative values in the above tables are presented on a gross basis.

Quantitative Information about Level 3 Fair Value Measurements

The following tables provide quantitative information about the significant unobservable inputs used for recurring assets measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus categorized within Level 3 for the years ended December 31, 2025 and 2024:

	December 31, 2025
	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Common Stocks - Industrial and miscellaneous	Trade Price	Pricing Valuation Multiple / Discount Rate	25,677	0-1,000	389
Other Invested Assets - Industrial and miscellaneous	External Model	Pricing Valuation Multiple / Discount Rate	43,414	.56-1.31	1
Other Invested Assets - Residual equity tranches	Trade Price	Expected Cashflows/Spreads	34,154	1	1
Other Invested Assets - Residual equity tranches	External Model	Pricing Valuation Multiple / Discount Rate	3,391	.05-.65	—
Preferred Stocks - Industrial and miscellaneous	Trade Price	Expected Cashflows/Spreads	6,613	1-3.28	3

Total Assets			$113,249

	December 31, 2024
	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated - Industrial & Misc.	Matrix Pricing	Spreads	$7,620	0-1	1
Common Stocks	Trade Price	Pricing Valuation Multiple / Discount Rate	31,381	0-1000	554
Other Invested Assets	External Model	Expected Cashflows/Spreads	3,023	0-16	10
Separate Accounts Assets	Matrix Pricing	Spreads	2	89	89
	Matrix Pricing	Spreads	447	30	30
	Matrix Pricing	Spreads	300,280	90-112	98
	Market Pricing	Quoted Prices	2,157	100-101	100

Total Assets			$344,910

There were no significant changes made in valuation techniques during 2025 and 2024.

The above unobservable input tables do not include immaterial balances related to derivatives which totaled $103 and $2,392 as of December 31, 2025 and December 31, 2024, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Aggregate Fair Value of all Financial Instruments

For financial instruments, the carrying value, fair value, and/or NAV, including the level within the fair value hierarchy, at December 31, 2025 and 2024 were as follows:

	December 31, 2025
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, cash equivalents and short-term investments	$5,012,499	$5,280,051	$1,219,098	$3,793,401	$—	$—	$—
Bonds
Issuer credit obligations	20,153,570	21,148,682	1,632	19,991,109	160,829	—	—
Asset-backed securities	10,383,484	10,441,030	—	9,848,374	535,110	—	—
Preferred stocks	844,342	799,030	—	837,729	6,613	—	—
Common stocks (b)	218,981	218,981	11,973	181,331	25,677	—	—
Mortgage loans, net of allowance	2,836,431	2,874,148	—	2,836,431	—	—	—
Real estate	319,806	319,806	—	54,854	264,952	—	—
Derivative assets	670,929	653,301	670,252	573	104	—	—
Contract Loans	321,701	310,966	—	—	321,701	—	—
Other invested assets (a) (b)	892,717	901,899	—	748,706	140,302	3,709	—
Separate account assets	17,967,973	17,971,211	12,279,158	5,535,629	11,004	142,182	—

Total Assets	$59,622,433	$60,919,105	$14,182,113	$43,828,137	$1,466,292	$145,891	$—

Liabilities:
Liabilities for deposit-type contracts	$6,245,841	$5,927,920	$—	$—	$6,245,841	$—	$—
Derivative liabilities	527,240	527,503	510,367	15,934	939	—	—
Separate account liabilities	354,593	354,593	—	—	354,593	—	—

Total Liabilities	$7,127,674	$6,810,016	$510,367	$15,934	$6,601,373	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2024
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, cash equivalents and short-term investments	$4,193,970	$4,193,943	$706,604	$3,487,366	$—	$—	$—
Bonds	21,331,207	22,182,484	1,585	20,825,479	504,143	—	—
Preferred stocks	776,533	729,639	—	691,643	84,890	—	—
Common stocks (b)	163,633	163,633	14,969	98,248	47,059	3,357	—
Mortgage loans, net of allowance	2,127,304	2,191,508	—	2,127,304	—	—	—
Real estate	175,974	175,974	—	175,974	—	—	—
Derivatives assets	768,119	749,791	737,231	28,496	2,392	—	—
Contract Loans	321,513	320,642	—	—	321,513	—	—
Other invested assets (a) (b)	820,610	822,549	—	779,007	41,603	—	—
Separate account assets	16,572,182	16,592,002	12,302,637	3,840,411	303,557	125,577	—

Total assets	$47,251,045	$48,122,165	$13,763,026	$32,053,928	$1,305,157	$128,934	$—

Liabilities:
Borrowed money	$50,000	$—	$—	$50,000	$—	$—	$—
Liabilities for deposit-type contracts	2,603,465	2,708,109	—	—	2,603,465	—	—
Derivatives liabilities	584,578	586,128	584,486	14	78	—	—
Separate account liabilities	330,533	—	—	—	330,533	—	—

Total liabilities	$3,568,576	$3,294,237	$584,486	$50,014	$2,934,076	$—	$—

(a)

As of December 31, 2025 and 2024, there were $121,065 and $112,504 of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

(b)

The common stock line in the tables above exclude equity method investments with carrying values of $35,840 and $32,571 as of December 31, 2025 and 2024, respectively. The other invested assets line in the tables above exclude equity method investments with carrying values of $699,846 and $766,835 as of December 31, 2025 and 2024, respectively.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its bonds classified as ICO and ABS using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

For ABS, typical inputs include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment, and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price movements between periods and a lack of movement where the Company has become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

Preferred stocks - The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes. The fair value cannot exceed the stated call price. For privately placed preferred stocks without readily ascertainable fair value, such values are determined utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Common stocks - The fair value of unaffiliated common stocks is based on quoted market prices, where available. The Company records its investments in mutual funds at fair value, which equates to the NAV of the fund. The Company records its investments in common stock of affiliates under the equity method using audited equity. For the Company’s common stock investments measured at NAV, the Company does not anticipate selling these investments for amounts different than NAV and there are no significant restrictions in the liquidation of these investments.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Real estate - The fair value of real estate is determined by the purchase price of the investment, including capitalized expenditures, which was supported by an appraisal near the purchase date. Appraisals are used on an ongoing basis to approximate future fair values.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Other invested assets - The fair values of other invested assets which consist of debt securities that do not qualify as bonds, limited partnerships, limited liability companies, reverse mortgages, collateral loans, and surplus and capital notes are determined as follows:

Debt securities that do not qualify as bonds - The fair values of debt securities that do not qualify as bonds are obtained from third-party pricing services or modeled prices.

Collateral loans - The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to call features present in these securities, the fair value of collateral loans typically approximates carrying value.

Other fixed or variable rate investments - The fair value of fixed or variable rate investments, which includes investments in subsidiaries, certain investments in limited partnerships and limited liability companies, and non-rated residual tranches on ABS, that are accounted for under the equity method was $708,446 and $766,835 at December 31, 2025 and 2024, respectively. In addition to those investments accounted for under the equity method, the Company also holds investments in non-rated residual tranches on ABS that are priced by third-party pricing services. The total fair value of such investments was $46,805 and $142,447 at December 31, 2025 and 2024.

Reverse mortgages - The fair value of reverse mortgages are obtained from third-party pricing services using interest and principal balances.

Surplus and capital notes - The fair value of surplus and capital notes are obtained from independent pricing services or pricing models that discount cash flows at a yield of interpolated swaps plus a spread.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 14. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Borrowed money - The fair value is approximated by the unpaid principal balance of debt outstanding.

Liabilities for deposit-type contracts - The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

16.	Federal Income Taxes

The Inflation Reduction Act (“IRA”) was enacted on August 16, 2022 and included a new corporate alternative minimum tax (“CAMT”). The IRA and CAMT are effective for tax years beginning after 2022. The Company is a non-applicable reporting entity as it relates to the CAMT.

The components of the Company’s DTAs and DTLs as of December 31, 2025 and December 31, 2024 were as follows:

	December 31, 2025			December 31, 2024			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$441,283	$85,948	$527,231	$316,964	$88,775	$405,739	$124,319	$(2,827)	$121,492
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	441,283	85,948	527,231	316,964	88,775	405,739	124,319	(2,827)	121,492
Deferred tax assets nonadmitted	977	—	977	—	—	—	977	—	977

Subtotal net admitted deferred tax assets	440,306	85,948	526,254	316,964	88,775	405,739	123,342	(2,827)	120,515
Deferred tax liabilities	75,981	13,070	89,051	88,896	30,834	119,730	(12,915)	(17,764)	(30,679)

Net admitted deferred tax assets / (Net deferred tax liabilities)	$364,325	$72,878	$437,203	$228,068	$57,941	$286,009	$136,257	$14,937	$151,194

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

	December 31, 2025			December 31, 2024			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	369,767	72,891	442,658	244,806	62,036	306,842	124,961	10,855	135,816
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	369,767	72,891	442,658	244,806	62,036	306,842	124,961	10,855	135,816
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	506,996	XXX	XXX	382,527	XXX	XXX	124,469
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	70,539	13,057	83,596	72,158	26,739	98,897	(1,619)	(13,682)	(15,301)

Deferred tax assets admitted as the result of application of SSAP No. 101.	$440,306	$85,948	$526,254	$316,964	$88,775	$405,739	$123,342	$(2,827)	$120,515

Description	2025	2024
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	773%	733%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$3,379,975	$2,550,183

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2025		December 31, 2024		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$441,283	$85,948	$316,964	$88,775	$124,319	$(2,827)
Percentage of adjusted gross deferred tax assets by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$440,306	$85,948	$316,964	$88,775	$123,342	$(2,827)
Percentage of net admitted assets by tax character because of the impact of tax planning strategies	10.45%	—%	—%	—%	10.45%	—%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary differences for which a DTL was not established.

The following tables provide the significant components of the Company’s income taxes incurred and the changes in DTAs and DTLs.

	December 31, 2025	December 31, 2024	December 31, 2023
Current Income Tax
Federal Income Tax Expense from Operations	$253,659	$197,724	$183,751
Federal Income Tax Expense (Benefit) on Net Capital Gains	(76)	(5,511)	(18,439)

Current Income Tax Expense	$253,583	$192,213	$165,312

The significant components of the Company’s DTAs and DTLs as of December 31, 2025 and 2024 were as follows:

	December 31, 2025	December 31, 2024	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$351,650	$247,992	$103,658
Investments	2,436	2,399	37
Deferred Acquisition Costs	75,103	57,874	17,229
Fixed assets	2,069	1,320	749
Compensation and benefits accrual	840	320	520
Receivables - nonadmitted	5,926	4,777	1,149
Net Operating Loss carry-forward	977	—	977
Other	2,282	2,282	—

Total Ordinary Deferred Tax Assets	441,283	316,964	124,319
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	977	—	977

Admitted Ordinary Deferred Tax Assets	440,306	316,964	123,342

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Capital
Investments	39,258	45,656	(6,398)
Net capital loss carry-forward	46,690	43,119	3,571

Subtotal	85,948	88,775	(2,827)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	85,948	88,775	(2,827)

Admitted Deferred Tax Assets	526,254	405,739	120,515

Deferred Tax Liabilities:
Ordinary
Investments	43,946	59,389	(15,443)
Fixed Assets	86	340	(254)
Policyholder Reserves	31,949	29,167	2,782

Subtotal	75,981	88,896	(12,915)
Capital
Investments	13,070	30,834	(17,764)

Subtotal	13,070	30,834	(17,764)

Deferred Tax Liabilities	89,051	119,730	(30,679)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$437,203	$286,009	$151,194

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the surplus section of the Annual Statement):

Description	December 31, 2025	December 31, 2024	Change
Total Deferred Tax Assets	$527,231	$405,739	$121,492
Total Deferred Tax Liabilities	89,051	119,730	(30,679)

Net Deferred Tax Assets / Deferred Tax Liabilities	438,180	286,009	152,171
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	438,180	286,009	152,171
Tax Effect of Unrealized (Gains)/Losses			(3,055)
Other Intraperiod Allocation of Deferred Tax Movement			(977)

Change in Net Deferred Income Tax			$148,139

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2025, 2024, and 2023 were as follows:

	December 31, 2025			December 31, 2024			December 31, 2023
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Net Income Before Taxes	$489,300	$102,753	21.0%	$389,384	$81,771	21.0%	$154,835	$32,515	21.0%
Investment Related	(80,781)	(16,964)	(3.5)%	(3,024)	(635)	(0.2)%	(38,296)	(8,042)	(5.1)%
Insurance Reserve Related	77	16	—%	—	—	—%	—	—	—%
Change in Non-admitted assets	(5,933)	(1,246)	(0.3)%	902	189	—%	(13,668)	(2,870)	(1.9)%
Ceding Commission	145,660	30,589	6.3%	3,991	838	0.2%	—	—	—%
Tax Credit Adjustment	(50,577)	(10,621)	(2.2)%	(10,350)	(2,174)	(0.6)%	(12,405)	(2,605)	(1.7)%
Tax Differences in Wholly Owned Subsidiaries	2,958	621	0.1%	(15,725)	(3,302)	(0.8)%	24,846	5,218	3.4%
Other	1,410	296	0.1%	316	67	—%	189	40	—%

Total Statutory Income Taxes		$105,444	21.5%		$76,754	19.6%		$24,256	15.7%

Federal Income Taxes Incurred		$253,583	51.8%		$192,213	49.3%		$165,312	106.8%
Change in Net Deferred Income Taxes		(148,139)	(30.3)%		(115,459)	(29.7)%		(141,057)	(91.1)%

Total Statutory Income Taxes		$105,444	21.5%		$76,754	19.6%		$24,255	15.7%

As of December 31, 2025, the Company had $4,654 of net operating loss carry forwards, which will expire, if not utilized, in 2041.

As of December 31, 2025, the Company had $222,332 of capital loss carry forwards, which will expire, if not utilized, as follows:

Year	Amount
2029	$176,923
2030	45,409

The Company had no income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2025 and December 31, 2024.

Tax years prior to 2019 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax positions (“UTPs”) as of December 31, 2025 and 2024.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2025. The following companies are included in the consolidated return filing:

•	Group 1001, Inc.

•	Group 1001 Insurance Holdings, LLC

•	Group 1001 Services, Inc.

•	Delaware Life (Bermuda) Holdings, Inc.

•	Delaware Life Insurance Company

•	Delaware Life and Annuity Company

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc.

•	Clear Spring Health (SC), Inc.

•	Clear Spring Health Community Care, Inc.

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Clear Spring Health Holdings, LLC

•	Clear Spring Health Management Services, LLC

•	Clear Spring Casualty Insurance Company

•	Clear Spring American Insurance Company

•	Clear Spring National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring PC Holdings, LLC

•	Clear Spring Property and Casualty Company

•	R.V.I. Holdings, LLC

•	R.V.I. America Corporation

•	RVI Analytical Services, Inc.

•	Transition Services, Inc.

•	R.V.I. Services Co., Inc.

•	R.V.I. Guaranty Co., Ltd.

•	R.V.I. America Insurance Company

•	R.V.I. Acquisition Holdings, LLC

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.

17.	Capital and Surplus and Dividend Restrictions

As of December 31, 2025 and 2024, the Company was authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock were issued and outstanding. The Company is not authorized to issue preferred stock.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company is subject to certain statutory and regulatory restrictions imposed by the State of Delaware on insurance companies which limits the amount of cash dividends that may be paid to the stockholders. Under Delaware law, cash dividends may be paid only from earned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve-month period is the greater of: (1) 10% of its statutory surplus, or (2) net gains from operations before net realized capital gains (losses) provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s Annual Statement, unless written approval is obtained from the Department granting a greater amount (i.e., an extraordinary dividend). In addition, no dividend may be paid in excess of unassigned funds. At December 31, 2025, the Company reported surplus as regards policyholders of $3,832,044, gain from operations before net realized capital losses of $304,769, and unassigned funds of $1,035,937. As of December 31, 2025, the Company may declare an ordinary dividend to shareholders without prior approval from the Department in the maximum amount of $383,204.

On December 4, 2025, the Delaware Department approved the Company’s request to record a capital contribution receivable from DLSH in accordance with SSAP No. 72, Surplus and Quasi-Reorganizations (“SSAP No. 72”). The Company recorded a capital contribution receivable of $174,500 within Receivables from parent, subsidiaries, and affiliates as of December 31, 2025. As disclosed in Note 21, the contribution was subsequently received in cash on February 26, 2026. In August 2025, the Company received a capital contribution of $400,000 from DLSH. The Company did not receive any capital contributions or pay any dividends during 2024.

The Company paid no dividends during 2025. In June 2023, the Company received a capital contribution of $115,000 from DLSH and paid no dividends during 2023.

The Company reclassified $240,474 and $169,590 from unassigned funds to aggregate write-ins for special surplus funds in accordance with the interpretive guidance established within INT 23-01 as of December 31, 2025 and 2024, respectively.

Surplus Notes

As of December 31, 2025 and 2024, the Company had $390,213 of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), pursuant to which the surplus notes were taken into custody by DBTCA on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2025 and 2024:

2025
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Principal Paid	Life-To-Date Principal Paid	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
1000	12/22/97	8.625%	$250,000	$20,713	$—	$229,287	$1,786	$536,444	11/06/27
1001	11/06/22	7.750%	85,500	85,500	—	—	6,626	20,891	11/06/52
1002	11/06/22	7.750%	24,587	24,587	—	—	1,905	6,008	11/06/52
1003	11/06/22	7.750%	24,612	24,612	—	—	1,907	6,014	11/06/52
2000	12/15/95	7.750%	150,000	—	—	150,000	—	253,791	12/15/52
2002	06/15/23	7.750%	52,301	52,301	—	—	4,053	10,133	12/15/52
2003	06/15/23	7.750%	5,200	5,200	—	—	403	1,008	12/15/52
2004	06/15/23	7.750%	4,000	4,000	—	—	310	775	12/15/52
2005	06/15/23	7.750%	500	500	—	—	39	97	12/15/52
2006	06/15/23	7.750%	1,750	1,750	—	—	136	339	12/15/52
2007	06/15/23	7.750%	1,000	1,000	—	—	78	194	12/15/52
2008	06/15/23	7.750%	500	500	—	—	39	97	12/15/52
2009	06/15/23	7.750%	3,000	3,000	—	—	233	581	12/15/52
2010	06/15/23	7.750%	4,950	4,950	—	—	384	959	12/15/52
2011	06/15/23	7.750%	2,000	2,000	—	—	155	388	12/15/52
2012	06/15/23	7.750%	500	500	—	—	39	97	12/15/52
2013	06/15/23	7.750%	250	250	—	—	19	48	12/15/52
2014	06/15/23	7.750%	250	250	—	—	19	48	12/15/52
2015	06/15/23	7.750%	100	100	—	—	8	19	12/15/52
2016	06/15/23	7.750%	500	500	—	—	39	97	12/15/52
2017	06/15/23	7.750%	500	500	—	—	39	97	12/15/52
3000	12/15/95	7.626%	150,000	150,000	—	—	11,439	334,393	12/15/52
4000	12/15/95	7.750%	7,500	—	—	7,500	—	12,535	12/15/52
4001	06/15/23	7.750%	7,500	7,500	—	—	581	1,453	12/15/52

Total	XXX	XXX	$777,000	$390,213	$—	$386,787	$30,237	$1,186,506	XXX

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

2024
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Principal Paid	Life-To-Date Principal Paid	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
1000	12/22/97	8.625%	$250,000	$20,713	$—	$229,287	$1,786	$534,657	11/06/27
1001	11/06/22	7.750%	85,500	85,500	—	—	6,626	14,265	11/06/52
1002	11/06/22	7.750%	24,587	24,587	—	—	1,905	4,102	11/06/52
1003	11/06/22	7.750%	24,612	24,612	—	—	1,907	4,106	11/06/52
2000	12/15/95	7.750%	150,000	—	—	150,000	—	253,791	12/15/52
2002	06/15/23	7.750%	52,301	52,301	—	—	4,053	6,080	12/15/52
2003	06/15/23	7.750%	5,200	5,200	—	—	403	605	12/15/52
2004	06/15/23	7.750%	4,000	4,000	—	—	310	465	12/15/52
2005	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2006	06/15/23	7.750%	1,750	1,750	—	—	136	203	12/15/52
2007	06/15/23	7.750%	1,000	1,000	—	—	78	116	12/15/52
2008	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2009	06/15/23	7.750%	3,000	3,000	—	—	233	349	12/15/52
2010	06/15/23	7.750%	4,950	4,950	—	—	384	575	12/15/52
2011	06/15/23	7.750%	2,000	2,000	—	—	155	233	12/15/52
2012	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2013	06/15/23	7.750%	250	250	—	—	19	29	12/15/52
2014	06/15/23	7.750%	250	250	—	—	19	29	12/15/52
2015	06/15/23	7.750%	100	100	—	—	8	12	12/15/52
2016	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2017	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
3000	12/15/95	7.626%	150,000	150,000	—	—	11,439	322,954	12/15/52
4000	12/15/95	7.750%	7,500	—	—	7,500	—	12,535	12/15/52
4001	06/15/23	7.750%	7,500	7,500	—	—	581	872	12/15/52

Total	XXX	XXX	$777,000	$390,213	$—	$386,787	$30,237	$1,156,268	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants, and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

During 2022, $134,699 of interests in item 1000 held by Security Benefit Life Insurance Company (“Security Benefit”) were canceled in exchange for three new notes issued by the Company, each with an interest rate of 7.75% and a maturity date of November 6, 2052 (items 1001, 1002 and 1003 in the above tables). The remaining interest in the amount of $20,713 in item 1000 is held solely by the Lange Trust with an interest rate of 8.625% and a maturity date of November 6, 2027. During 2023, Group 1001 Finance purchased $134,699 of interests in the notes listed as item 1001, 1002, and 1003 in the above tables from Security Benefit. In September 2024, Group 1001 Finance sold its interest in notes 1001, 1002, and 1003 to PDIF Feeder I, LLC (“PDIF”), an affiliate. As of December 31, 2025, the interests in items 1001, 1002, and 1003 were held solely by PDIF.

During 2022, the interest rate on item 2000 in the above tables was changed to 7.75% and the maturity date was extended to December 15, 2052. Effective December 15, 2022 and April 28, 2023, Group 1001 Finance purchased $22,301 and $55,000, respectively, of the surplus note held by Security Benefit. On June 15, 2023, $77,301 of interests in item 2000 held by Group 1001 Finance were canceled in exchange for sixteen new notes issued by the Company, each with an interest rate of 7.75% and a maturity date of December 15, 2052 (items 2002 thru 2017 in the above tables). As of December 31, 2025, the interest in item 2002 was held solely by Group 1001 Finance. As of December 31, 2025, the interests in items 2003 thru 2017 were held by the following unaffiliated entities:

Item Number(s)	Noteholder	Carry Value of Note(s)
2003, 2004, 2005	Horace Mann Life Insurance Company	$9,700
2006	Heritage Life Insurance Company	1,750
2007	Puritan Life Insurance Company of America	1,000
2008, 2009	Physicians Mutual Insurance Company	3,500
2010, 2013	Investors Heritage Life Insurance Company	5,200
2011, 2012	Capital Avenue Reinsurance LLC	2,500
2014	Reliance Standard Life Insurance Company	250
2015	HMO Louisiana Inc.	100
2016	Louisiana Health Service & Indemnity Company	500
2017	Factory Mutual Insurance Company	500

Interests in the surplus note in the amount of $150,000, listed as item 3000 in the above tables, are held by Midland National Life Insurance Company (“Midland National”) and North American Company for Life and Health (“North American”). Midland National and North American hold interests in the amounts of $100,000 and $50,000, respectively. During 2022, the maturity date of this note was extended to December 15, 2052.

The surplus note in the amount of $7,500, listed as item 4000 in the above tables, was held by Security Benefit until December 15, 2022. Effective on this date, Group 1001 Finance purchased the full amount of this surplus note from Security Benefit. During 2022, the interest rate was changed to 7.75% and the maturity date of this note was extended to December 15, 2052. On June 15, 2023, $7,500 of interest in item 4000 held by Group 1001 Finance was canceled in exchange for a new note issued by the Company with an interest rate of 7.75% and a maturity date of December 15, 2052 (item 4001 in the tables above). As of December 31, 2025, the interest in item 4001 is held solely by Group 1001 Finance.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company incurred $30,237, $30,237, and $30,236 of interest on the surplus notes for the years ended December 31, 2025, 2024, and 2023, respectively. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Insurance Commissioner and only to the extent the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $2,668 and $2,669 at December 31, 2025 and 2024, respectively.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants, and beneficiaries, as well as all other classes of creditors other than surplus note holders.

After payment in full of certain obligations set forth in 18 Del. Code Ann. tit. 59, § 5918, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full of all principal and interest amounts owing. The Company has no preferred stockholders.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2025 and 2024.

18.	Commitments and Contingent Liabilities

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $121,065 and $112,504 as of December 31, 2025, and 2024, respectively. The Company had contingent commitments for tax credit structures of $132,334 and $0 as of December 31, 2025 and 2024, respectively.

Guaranty Fund Assessments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $869 and $1,569 for guaranty fund assessments as of December 31, 2025 and 2024, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2025 and 2024, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Litigation and Other Matters

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Pledged or Restricted Assets

The following assets were restricted (including pledged assets) at December 31, 2025 and 2024:

	Gross (Admitted & Nonadmitted) Restricted
	Total General Account (G/A)	2025 Total	2024 Total	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Percentage
Restricted Asset Category							Gross (Admitted & Nonadmitted) Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	702,291	702,291	$1,088,576	$(386,285)	$—	$702,291	1.1%	1.1%
Subject to reverse repurchase agreements	1,725,859	1,725,859	1,381,907	343,952	—	1,725,859	2.7%	2.7%
FHLB capital stock	152,685	152,685	93,960	58,725	—	152,685	0.2%	0.2%
On deposit with states	4,143	4,143	4,154	(11)	—	4,143	—%	—%
Pledged as collateral to FHLB (assets backing funding agreements)	4,282,765	4,282,765	2,741,717	1,541,048	—	4,282,765	6.6%	6.6%
Pledged as collateral not captured in other categories	744,566	744,566	826,555	(81,989)	—	744,566	1.2%	1.2%
Other restricted assets	30,371	30,371	20,944	9,427	—	30,371	0.1%	0.1%

Total Restricted Assets	$7,642,680	$7,642,680	$6,157,813	$1,484,867	$—	$7,642,680	11.8%	11.8%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following were assets pledged as collateral not captured in other categories, including assets backing funding agreements (contracts that share similar characteristics, such as reinsurance (excluding modified coinsurance (“modco”)/funds withheld (“FWH”)) and derivatives, are reported in the aggregate) at December 31, 2025 and 2024:

	Gross Restricted					Percentage
Description of Assets	Total General Account (G/A)	2025 Total	2024 Total	Increase/ (Decrease)	Total 2025 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Collateral to Société Générale	$241,623	241,623	$236,825	$4,798	$241,623	0.4%	0.4%
Derivative collateral	195,751	195,751	267,557	(71,806)	195,751	0.3%	0.3%
Repo Collateral	52	52	—	52	52	—%	—%
Collateral to CitiGroup, Inc.	307,140	307,140	322,173	(15,033)	307,140	0.5%	0.5%

Total	$744,566	$744,566	$826,555	$(81,989)	$744,566	1.1%	1.1%
Amount of total pledged under derivative contract	195,751	195,751	267,557	(71,806)	195,751	XXX	XXX

Total excluding derivative collateral	$548,814	$548,814	$558,998	$(10,183)	$548,814	XXX	XXX

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance (excluding modco/FWH) and derivatives, are reported in the aggregate) at December 31, 2025 and 2024:

	Gross Restricted					Percentage
Description of Assets	Total General Account (G/A)	2025 Total	2024 Total	Increase/ (Decrease)	Total 2025 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$30,371	$30,371	$20,944	$9,427	$30,371	0.05%	0.05%

Total	$30,371	$30,371	$20,944	$9,427	$30,371	XXX	XXX

Unused Lines of Credit (“LOCs”)

Effective August 11, 2025, the Company entered into a $450,000 senior revolving credit facility with Citizens Bank, N.A (“Citizens”). Under this facility, the Company pays a commitment fee to Citizens based on a contractual percentage multiplied by by the undrawn borrowings under the facility. The commitment fee percentage is tiered depending on the debt to capitalization ratio of the Company, and it ranges from 15 basis points to 30 basis points. In 2025, the Company paid $266 in commitment fees and had no outstanding borrowings related to this facility.

19.	Federal Home Loan Bank

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its maximum borrowing capacity as $3,432,768 as of December 31, 2025. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

FHLB Capital Stock

Aggregate Totals:

As of December 31, 2025	Total	General Account	Separate Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	145,210	145,210	—
Excess Stock	2,475	2,475	—

Aggregate Total	$152,685	$152,685	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$3,432,768	XXX	XXX
As of December 31, 2024
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	88,960	88,960	—
Excess Stock	—	—	—

Aggregate Total	$93,960	$93,960	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$2,164,369	XXX	XXX

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	5,000	5,000	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date:

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$4,231,483	$4,282,765	$3,338,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$4,231,483	$4,282,765	$3,338,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$2,618,240	$2,741,717	$2,088,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Maximum Amount Pledged During Reporting Period:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$5,574,977	$5,624,394	$3,393,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$5,574,977	$5,624,394	$3,393,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$2,752,749	$2,867,212	$2,038,000

Borrowing from FHLB

Amount as of Reporting Date:

As of December 31, 2025	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	3,338,000	3,338,000	—	3,189,199
Other	—	—	—	XXX

Aggregate Total	$3,338,000	$3,338,000	$—	$3,189,199

As of December 31, 2024
Debt	$50,000	$50,000	$—	XXX
Funding Agreements	2,038,000	2,038,000	—	1,960,750
Other	—	—	—	XXX

Aggregate Total	$2,088,000	$2,088,000	$—	$1,960,750

Maximum Amount During Reporting Period:

	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	3,393,000	3,393,000	—
Other	—	—	—

Aggregate Total	$3,393,000	$3,393,000	$—

FHLB - Prepayment Obligations

Does the Company have prepayment obligations under the following arrangements? (YES/NO)
Debt	No
Funding Agreements	Yes
Other	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

20.	Reconciliation with Statutory Financial Statements Filed

Subsequent to the filing of the 2024 Annual Statement, management adjusted the accompanying Statutory Statements of Cash Flow to remove a non-cash transaction. A reconciliation between the presentation within the 2024 Annual Statement and the accompanying Statutory Statements of Cash Flow for the year ended December 31, 2024 is provided below.

Statement of Cash Flow	Change	2024 Annual Statement	2024 Statutory Audit Report
Operating activities:
Net investment income received	$(995)	$1,678,899	$1,677,904
Net cash provided by operating activities	(995)	4,814,004	4,813,009
Investing activities:
Proceeds - Bonds	(112,888)	4,217,403	4,104,515
Proceeds - Stocks	(2,066)	185,276	183,210

	(114,954)	4,402,679	4,287,725
Net cash used in investing activities	(114,954)	(4,850,179)	(4,965,133)
Financing and miscellaneous activities:
Other cash (applied) (a)	115,949	(444,267)	(328,318)
Net cash provided by financing and miscellaneous activities	115,949	370,345	486,294

(a)

The 2024 Annual Statement Other cash (applied) line item has been adjusted for comparability to exclude the $36,000 Bilateral loan agreement with affiliate line item, which is presented separately within the accompanying Statutory Statements of Cash Flow.

The Company has adjusted these line items to reflect a $115,949 non-cash transaction with respect to the transfer of invested assets in settlement of funds held under reinsurance treaties with unauthorized reinsurers which impacted net cash provided by operating activities, net cash used in investing activities, and net cash provided by financing and miscellaneous activities.

21.	Subsequent Events

The Company has evaluated events and transactions that occurred from January 1, 2026 to June 26, 2026, the date these financial statements were available to be issued. There have been no Type I subsequent events that occurred subsequent to December 31, 2025 having a material effect on the financial statements. There have been no Type II subsequent events that occurred subsequent to December 31, 2025 having a material effect on the financial statements, except as discussed below.

Effective January 1, 2026, the Company recaptured the block of MYGAs that were previously assumed by DLAC. As a result of the recapture, DLAC paid the Company $80,312, which was net of a $1,816 recapture fee, in the form of cash and invested assets.

On February 26, 2026, the Company received cash from DLSH in settlement of the capital contribution receivable recorded by the Company as of December 31, 2025. Refer to Note 17 for additional information on this contribution.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 AND 2023

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

On February 26, 2026, the Company paid cash to CSPCH in settlement of the $100,000 capital contribution payable recorded by the Company as of December 31, 2025 as part of the Company’s capital commitment to CSP&C.

During 2026, the Company received the outstanding principal balance related to the payoff of $939,202 of investments that were predominantly contingent on the performance of affiliates.